Exhibit 99.2

AUDIUM CORPORATION

STOCK OPTION AGREEMENT FOR INCENTIVE STOCK OPTIONS

2000 Stock Option and Restricted Stock Plan

Name of Optionee: ____________________

Date of Grant: _________________

Number of Option Shares: __________________

Vest (Exercise) Date: See Exhibit B

Exercise Price: Company Cash Amount per Share, as defined in the Agreement and Plan of Merger (the “Merger Agreement”), dated June 8, 2006 by and among Cisco Systems, Inc. (“Acquiror”), Argon Acquisition Corp., a wholly-owned subsidiary of Acquiror, and Audium Corporation. If the Effective Time (as that term is defined in the Merger Agreement) does not occur, the Exercise Price shall be the equivalent of the Company Cash Amount per Share as of the Date of Grant as determined by the Committee in its sole discretion, but in no event less that the fair market value on the Date of Grant.

Expiration Date: The ten year anniversary of the Date of Grant

Vesting Schedule: Subject to the restrictions and conditions in the Plan and this Agreement, 25% of the Shares covered by this Option shall vest on the anniversary date set forth on Exhibit B (“Anniversary Date”) and the remaining 75% of the Shares covered by this Option shall vest at the rate of 3.125% per month on each subsequent monthly anniversary of the Anniversary Date such that 100% of all Shares covered by this Option shall be vested on the third anniversary of the Anniversary Date. The chart attached hereto as Exhibit B outlines the vesting schedule for the Optionee.

AUDIUM CORPORATION

By:
Name:	Michael Bergelson
Title:	President & CEO

The Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan, this Option and the Exercise of Stock Option in their entirety and fully understands all provisions of this Option and the Exercise of Stock Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee and/or Board of Directors upon any questions arising under the Plan.

Dated:	______________________________	_________________________________________________________

		_________________________________________,	Optionee

Until and unless an adjustment is made under Section 9(a) of the Plan, Audium Corporation, a Delaware corporation (the “Company”), hereby grants to the person whose name is written on the first page hereof (the “Optionee”) an option to purchase the total number of Shares stated on the first page hereof of the Company’s common stock, par value $.01 per share, at the price determined as provided herein, and in all respects subject to the terms and provisions of the 2000 Stock Option and Restricted Stock Plan (the “Plan”) adopted by the Company, which Plan is incorporated herein by reference. Terms that are not defined herein but that are defined in the Plan shall have the same meanings as in the Plan when used herein.

1. Nature of the Option. This Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Code (“ISO”) to the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of Shares that are exercisable for the first time by the Optionee during any calendar year does not exceed $100,000. The remaining Shares covered by this Option, if any, shall be deemed to be a Nonstatutory Option.

2. Exercise Price. The exercise price for each Share is set forth on the first page hereof (the “Exercise Price”).

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the following terms:

(a) Right to Exercise.

(i) Subject to the restrictions and conditions in the Plan and this Stock Option Agreement (this “Agreement”), including Sections 6, 7, 8 and 13 hereof, this Option may be exercised in whole or in part but only as to the number of Shares and within the time intervals set forth in the vesting schedule on the first page hereof and at such times and under such conditions as shall be determined by the Committee, including, without limitation, performance criteria with respect to the Company and/or its Subsidiaries and/or the Optionee.

(ii) Notwithstanding Section 3(a)(i):

(A) In the event of the proposed dissolution or liquidation of the Company, this Option shall terminate as of a date to be fixed by the Committee, provided that no less than 20 days written notice of the date so fixed shall be given to the Optionee and the Optionee shall have the right during such period to exercise his or her Options as to all or any part of the Shares covered hereby.

(B) Notwithstanding any provision to the contrary in the Plan, there shall be no automatic acceleration of vesting of any Shares covered by this Option upon the occurrence of a Change in Control (as defined in the Plan). However, the Committee shall have the power and right, in its sole discretion, to accelerate the exercisability of this Option, notwithstanding any limitations in this Agreement or the Plan, in the event of a Change in Control, other business combination or dissolution or liquidation of the Company.

(iii) This Option may not be exercised for a fraction of a share.

(b) Method of Exercise.

(i) This Option shall be exercisable from time to time by delivering an Exercise of Stock Option to the Committee in substantially the form of Exhibit A (the “Notice of Exercise”). The Notice of Exercise shall state the number of Shares in respect of which this Option is being exercised and shall contain or be accompanied by such other representations and agreements as to the Optionee’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such Notice of Exercise shall be signed by the Optionee and shall be delivered in person or by certified mail to the Committee. The Notice of Exercise shall be accompanied by payment of the Exercise Price.

(ii) No Shares will be issued pursuant to the exercise of this Option unless such issuance and such exercise shall comply with this Agreement, the Plan and all relevant provisions of law.

(iii) The Company may refrain from delivering or transferring Shares issued hereunder and under the Plan until the Committee has determined that the Optionee has tendered to the Company any federal, state or local tax owed by the Optionee as a result of receipt of this Option, the vesting of this Option, the exercise of this Option or the disposition of any Share in the event that the Company has a legal liability to satisfy such tax.

(iv) Within a reasonable time or such time as may be permitted by law after the Company receives notice of exercise and full payment for the Shares, the Company shall issue and deliver a certificate representing the Shares acquired as a result of the exercise. The Optionee shall have no rights as a stockholder with respect to any Shares covered by this Option until a certificate representing such Shares is issued to him or her. Once a certificate is issued, the Shares shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 3(a)(ii) hereof or Section 9(a) of the Plan.

(v) The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any stock certificate for any reason whatsoever.

(c) Number of Shares Exercisable. Each exercise of this Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under this Option, but shall not affect the exercise of any other options granted by the Committee and held by the Optionee.

4. Method of Payment. Payment of the Exercise Price shall be by any of the following:

(a) cash or certified check; or

(b) if authorized by the Committee, by delivery of other Shares having a Fair Market Value on the date of delivery equal to the aggregate Exercise Price of the Shares as to which this Option is being exercised; or

(c) if authorized by the Committee, any combination of the above methods or any other method of payment as may be permitted under applicable law and the Plan.

5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Committee may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Termination of Status as an Employee, Consultant or Non-Employee Director. Except as provided in the Plan and in Sections 7 and 8, if the Optionee ceases to be an Employee, Consultant or Non-Employee Director of the Company and its Subsidiaries, the Optionee may exercise this Option, but only until the earlier of the date (a) this Option expires or (b) three months after the date the Optionee ceases to be an Employee, Consultant or Non-Employee Director, to the extent that the Optionee was entitled to exercise it on the date the Optionee ceased to be an Employee, Consultant or Non-Employee Director, unless the Committee further extends such period in its sole discretion. To the extent that the Optionee was not entitled to exercise this Option on such date, or if the Optionee does not exercise it within the time specified herein, this Option shall terminate. The date the Optionee ceases to be an Employee, Consultant or Non-Employee Director shall be the date the Employee, Consultant or Non-Employee Director is provided a termination letter by the Corporation or, in the absence of any such letter, the Committee shall have the authority to determine the date of termination.

7. Permanent and Total Disability of the Optionee. Notwithstanding the terms of Section 6, in the event the Optionee is unable to continue to perform Services for the Company or any of its Subsidiaries as a result of the Optionee’s Permanent and Total Disability (and, for ISOs, at the time such Permanent and Total Disability begins, the Optionee was an Employee and had been an Employee since the Date of Grant), this Option shall be immediately and fully vested and the Optionee may exercise this Option in whole or in part, but only until the earlier of the date (a) this Option expires or (b) 12 months from the date of termination of Services due to such Permanent and Total Disability. If the Optionee does not exercise this Option within the time specified herein, this Option shall terminate.

8. Death of the Optionee. Upon the death of the Optionee, this Option shall terminate and be of no further effect; provided, however, notwithstanding the provisions of Section 6, in the event the Optionee’s death occurs during the term of this Option and, at the time of death, the Optionee was an Employee, Consultant or Non-Employee Director (and, for ISOs, at the time of death, the Optionee was an Employee and had been an Employee since the Date of Grant), this Option shall be immediately and fully vested and may be exercised in whole or in part, but only until the earlier of the date (a) this Option expires or (b) 12 months from the date of the Optionee’s death, by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance. If this Option is not exercised within the time specified herein, this Option shall terminate.

9. Transferability of Options. This Option may only be transferred as provided in this Section 9. This Option, to the extent it is not an ISO, may be transferred by the Optionee to, and exercised by, the Optionee’s family members, family trusts, family partnerships or any other similarly situated transferee approved by the Committee in its sole discretion. The vesting and exercisability of this Option shall continue to be based on the employment of the Optionee following the transfer of this Option as if the Optionee continued to hold this Option. In the event the Optionee is terminated, suffers a Permanent and Total Disability or dies, as provided in Sections 6, 7 and 8, respectively (and as provided in the Plan), this Option, when held by the transferee, will be subject to the same restrictions on vesting and exercise as if this Option were held by the Optionee. Notification and approval of all such transfers shall be in a form specified by the Committee. Any determination of the Committee with respect to any transfers of this Option or the vesting or exercise of this Option following transfer shall be final and binding on the Optionee and the transferee. ISOs may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of descent and distribution, and, during the life of the Optionee, this Option is exercisable only by the Optionee.

10. [Intentionally Left Blank.]

11. [Intentionally Left Blank.]

12. Confidentiality and Non-Competition. By accepting this Option and as a condition to the exercise of this Option and the enjoyment of benefits of the Plan, the Optionee agrees:

(a) Confidentiality. During the period that the Optionee provides Services (or the Optionee engages in any other activity with or for the Company or any of its Subsidiaries) and for a two-year period thereafter, the Optionee shall treat and safeguard as confidential and secret all Confidential Information (defined below) received by the Optionee at any time. Without the prior written consent of the Company, except as required by law, the Optionee will not disclose or reveal any Confidential Information to any third party whatsoever or use the same in any manner except in connection with the businesses of the Company and its Subsidiaries. In the event that the Optionee is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose (i) any Confidential Information or (ii) any information relating to his or her opinion, judgment or recommendations concerning the Company or any of its Subsidiaries as developed from the Confidential Information, the Optionee will provide the Company with prompt written notice of any such request or requirement so that the Company may seek an appropriate protective order or waive compliance with the provisions contained herein. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Optionee is, in the reasonable opinion of his or her counsel, compelled to disclose Confidential Information, the Optionee shall disclose only that Confidential Information and will exercise his or her best efforts to obtain assurances that confidential treatment will be accorded such Confidential Information.

“Confidential Information” shall mean all knowledge and information pertaining to the business of the Company and its Subsidiaries obtained by the Optionee from any source whatsoever as a result of his or her Services to the Company and/or its Subsidiaries and which is not a matter of public knowledge, including, without limitation, any confidential records, documents, contracts, customer lists, writings, intellectual property, data or other information, whether or not the same is in written or other recorded form. Without limiting the generality of the foregoing, Confidential Information shall be deemed to include any information or knowledge which may now or hereafter be deemed a trade secret of the Company and/or its Subsidiaries or information which relates to the Company’s and/or its Subsidiaries’ personnel; present operations or future planning with respect to suppliers or customers; the contents of any Company or Subsidiary manual, practice or procedure; operating, revenue, expense or other statistics; private or public debt or equity financing or concerning any banking, accounting or financial matters; current or future advertising or promotion plans or programs; applications to or matters pending or under the jurisdiction of any regulatory agency or court, including those that are only threatened; any system, program, procedure or administrative operations, including those pertaining to any matter relative to computer or software operations of any type; the terms under which the Optionee received this Option and the terms of such Option; information of the type mentioned above or of any other type regarding affiliates of the Company and its Subsidiaries; present or future plans for the extension of the present business or the commencement of new business by the Company and/or its Subsidiaries.

(b) Non-Competition. During the period that the Optionee provides Services to the Company or any of its Subsidiaries, and for a one-year period thereafter, the Optionee shall not, without prior written consent of the Committee, do, directly or indirectly, any of the following:

(i) own, manage, control or participate in the ownership, management or control of, or be employed or engaged by or otherwise affiliated or associated with, any other corporation, partnership, proprietorship, firm, association or other business entity, or otherwise engage in any business, conduct or activity, which is in conflict or creates a conflict of interest with his or her duties as an Employee of the Company or which competes with the business of the Company or any of its Subsidiaries (as such business is conducted or then currently planned to be conducted during the term the Optionee provides Services to the Company or any of its Subsidiaries) in the geographical regions in which such business is conducted; provided, however, that the ownership of a maximum of one percent of the outstanding stock of any publicly traded corporation shall not violate this covenant; or

(ii) for the benefit of the Optionee or any third party, employ, solicit for employment or assist in employing or soliciting for employment any present, former or future employee or officer of the Company or any of its Subsidiaries; or

(iii) for the benefit of the Optionee or any third party, (A) make known to any person, firm, corporation or other entity the names and addresses of any of the customers of the Company or any other information pertaining to such persons or (B) call on, solicit or take away, or attempt to call on, solicit or take away, any of the customers of the Company with whom the Optionee became acquainted during his or her association with the Company.

In the event any court of competent jurisdiction should determine that the foregoing covenant of non-competition and non-solicitation is not enforceable because of the extent of the scope of the limitation, geographical area or the duration thereof, then the Company or any of its Subsidiaries and the Optionee hereby petition such court to modify the foregoing covenant to the extent, but only to the extent, necessary to create a covenant which is enforceable in the opinion of such court, with the intention of the parties being that the Company or any of its Subsidiaries shall be afforded the maximum enforceable covenant of non-competition and non-solicitation which may be available under the circumstances and applicable law.

If the Optionee has an employment or consulting agreement with the Company or any of its Subsidiaries, and such employment or consulting agreement contains restrictive covenants that conflict with the covenants set forth above or are more restrictive than the covenants set forth above, the covenants that are most restrictive and enforceable shall control.

(c) Failure to Comply. The Optionee acknowledges that remedies at law for any breach by him or her of this Section 12 may be inadequate and that the damages resulting from any such breach are not readily susceptible to being measured in monetary terms. Accordingly, the Optionee acknowledges that upon his or her violation of any provision of this Section 12, the Company or any of its Subsidiaries will be entitled to immediate injunctive relief and may obtain an order restraining any threatened or future breach. The Optionee further agrees, subject to the proviso at the end of this sentence, that if he or she violates any provision of this Section 12, the Optionee shall immediately forfeit any rights and benefits under this Agreement and the Plan and shall return to the Company this Option to the extent unexercised; provided, however, that upon violation of this Section 12(b), the forfeiture and return provisions contained in this sentence shall apply only to this Option to the extent it has become exercisable during the one-year period immediately prior to the termination of the Optionee’s Services. Nothing in this Section 12 will be deemed to limit, in any way, the remedies at law or in equity of the Company for a breach by the Optionee of any of the provisions of this Section 12.

(d) Notice. The Optionee agrees to provide written notice of the provisions of this Section 12 to any future employer of the Optionee, and the Company expressly reserves the right to provide such notice to the Optionee’s future employer(s).

(e) Severability. If any provision or part of any provision of this Section 12 is held for any reason to be unenforceable, (i) the remainder of this Section 12 shall nevertheless remain in full force and effect and (ii) such provision or part shall be deemed to be amended in such manner as to render such provision enforceable.

13. Term of Option. This Option may not be exercised after the expiration date, which date is set forth on the first page of this Option.

14. Subject to Plan. This Option is subject to, and qualified by, all of the terms and conditions of the Plan, and specifically to the powers of the Committee and the Board of Directors to make interpretations of the Plan and of Options granted thereunder and of the Committee and the Board of Directors to alter, amend, suspend or discontinue the Plan subject to the limitations expressed in the Plan. By acceptance of this Option, the Optionee acknowledges receipt of a copy of the Plan, represents that he or she has read the terms and provisions of the Plan and accepts this Option subject to all of the terms and provisions thereof and recognizes and agrees that all determinations, interpretations or other actions respecting the Plan may be made by the Committee and/or the Board of Directors, and that such determinations, interpretations or other actions are final, conclusive and binding upon all interested parties, including the Optionee. In the event of a conflict between this Option and the Plan, the Plan shall control.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles, and in the case of ISOs, Section 422 of the Code and the regulations issued thereunder.

16. Survival. The provisions of Sections 9, 12, 15, 16, 17, 25, 26 and 27 shall survive the exercise of this Option or the termination of this Option for any reason.

17. Public Offering. Optionee acknowledges that, in the event of any public offering of the Stock or other securities of the Company, it may be necessary for the Company to restrict for a period of time (during or following the offering process) the transfer of Shares received under this Option. As requested by the Company, Optionee agrees not to effect any sale, transfer, pledge or other disposal of the Shares received hereby during such time and agrees to execute any “lock-up letter” or similar agreement requested by the Company or its underwriters.

18. No Employment Rights. No provision of this Option or the Plan shall be construed to give the Optionee any right to remain an Employee, Consultant or Non-Employee Director of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company or any of its Subsidiaries to terminate the Optionee’s Services at any time, with or without cause.

19. Entire Agreement. The Plan and this Agreement constitute the entire agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter thereof or hereof.

20. Amendment. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Company and the Optionee.

21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

22. Notices. All notices and other communications hereunder shall be in writing. Any notice or other communication hereunder shall be deemed duly given on the date of personal delivery or two business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the Company at its executive offices and to the Optionee as the Optionee’s name and address appear in the books of the Company.

23. Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

24. Legends. In the event the Shares issuable pursuant to this Option have not been registered, they may not be sold, pledged, hypothecated or otherwise transferred unless they are registered under the Securities Act of 1933, as amended, and applicable state securities laws or an exemption from such registration is available. A legend will be placed on any certificate evidencing such Shares in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE STATE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER AND/OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE

SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR APPLICABLE STATE SECURITIES LAWS AND/OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

25. Early Disposition of Stock Subject to ISO. The Optionee understands that if any Shares received under this Option are disposed of within two years after the date of this Agreement or within one year after such Shares were transferred to the Optionee, then the Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the Fair Market Value of the Shares at the time such Shares were delivered to the Optionee less the price paid for the Shares. The Optionee hereby agrees to notify the Committee in writing within ten days after the date of any such disposition and immediately deliver to the Company any amount of federal income tax withholding or other tax required by law. The Optionee understands that if the Optionee disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed at capital gain rates.

26. Qualification as an ISO. The Optionee understands that, subject to the terms of Section 1, this Option is intended to qualify as an “incentive stock option” within the meaning of Section 422(b) of the Code. The Optionee understands, further, that the Exercise Price for the Shares subject to this Option has been set by the Committee at a price that the Committee has determined to be not less than 100% (or, if the Optionee owned at the time of grant more than 10% of the voting securities of the Company or its Subsidiaries, 110%) of the Fair Market Value of the Shares on the Date of Grant. The Company believes that the methodology by which the Committee valued the Shares at such time represented a good faith attempt, as defined in the Code, at reaching an accurate appraisal of the Fair Market Value of the Shares. The Optionee understands and acknowledges, however, that the Company shall not be responsible for any additional tax liability incurred by the Optionee in the event that the Internal Revenue Service determines that this Option does not qualify as an incentive stock option, for any reason, including, without limitation, a determination that the Committee’s valuation did not represent a good faith attempt to value the Shares.

27. Special Limitation on ISOs. The aggregate Fair Market Value (determined on the Date of Grant) of the Shares with respect to which ISOs are exercisable for the first time by an individual during any calendar year under this Agreement, and under all other plans maintained by the Optionee’s employer entity and its parent and Subsidiary entities, shall not exceed $100,000. If the aggregate Fair Market Value (determined on the Date of Grant) of the Shares subject to the ISO that first become exercisable in any calendar year and during this period exceeds the limitation of this Section 27, so much of this Option that does not exceed the dollar limit shall be an ISO and the remainder shall be a Nonstatutory Option, but in all other aspects this Agreement shall remain in full force and effect.

EXHIBIT A

EXERCISE OF STOCK OPTION

TO:	Stock Option and Compensation Committee of Audium Corporation

FROM:	__________________________________, Optionee

RE:	Audium Corporation 2000 Stock Option and Restricted Stock Plan

DATE:	______________________

Pursuant to the terms and provisions of the Stock Option Agreement for Incentive Stock Options, dated             (the “Agreement”), executed by me and a duly authorized officer of Audium Corporation (the “Company”) in connection with the Audium Corporation 2000 Stock Option and Restricted Stock Plan (the “Plan”), I hereby give notice that I elect to exercise today the option (the “Option”) evidenced by the Agreement with respect to              shares of the common stock of the Company (the “Option Shares”). Accordingly, I hereby agree to purchase such Option Shares at the price and terms established under the Agreement and the Plan.

I understand that both this Option and any Option Shares purchased upon its exercise are securities, the issuance of which by the Company requires compliance with state and federal securities laws.

With respect to any Option Shares covered by an “incentive stock option” (as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended), I understand that if I sell such Option Shares within one year of this exercise or within two years from the Date of Grant, as defined in the Agreement, I may experience certain adverse federal income tax consequences. I agree to notify the Company in writing within ten days after the date of any such disposition and to immediately deliver to the Company any amount of federal income tax withholding required by law. Additionally, I understand that such Option Shares may not be used in a “swap transaction” to obtain additional Option Shares without incurring taxable income, unless such Option Shares used in the swap transaction have been held by me for two years from the date of the grant and one year from the date of the exercise.

I understand the Company shall not be under any obligation to issue any Option Shares upon the exercise of this Option unless and until the Company has determined that (a) it has taken all actions required to register the Option Shares under the Securities Act of 1933, as amended, or to perfect an exemption from the registration requirements thereof, including, but not limited to, any investment representation, and (b) all other applicable provisions of state and federal law have been satisfied.

I acknowledge that the provisions of Sections 9, 12, 15, 16, 17, 25, 26 and 27 of the Agreement shall survive this exercise of the Option or the termination of the Option for any reason.

I hereby warrant that I am entitled under the Agreement and the Plan to purchase under this Option the number of Option Shares which I have agreed to purchase herein.

Sincerely,

__________________________________________

______________, Optionee

EXHIBIT B

VESTING SCHEDULE

NAME OF OPTIONEE:	__________________________________________

DATE OF GRANT:	__________________________________________

ANNIVERSARY DATE:	__________________________________________

NUMBER OF OPTION SHARES:	__________________________________________

DATE	CUMULATIVE NUMBER OF VESTED SHARES

AUDIUM CORPORATION

STOCK OPTION AGREEMENT FOR INCENTIVE STOCK OPTIONS

2000 Stock Option and Restricted Stock Plan

Name of Optionee: ____________________

Date of Grant: _________________

Number of Option Shares: __________________

Vest (Exercise) Date: See Exhibit B

Exercise Price: Company Cash Amount per Share, as defined in the Agreement and Plan of Merger (the “Merger Agreement”), dated June 8, 2006 by and among Cisco Systems, Inc. (“Acquiror”), Argon Acquisition Corp., a wholly-owned subsidiary of Acquiror, and Audium Corporation. If the Effective Time (as that term is defined in the Merger Agreement) does not occur, the Exercise Price shall be the equivalent of the Company Cash Amount per Share as of the Date of Grant as determined by the Committee in its sole discretion, but in no event less that the fair market value on the Date of Grant.

Expiration Date: The ten year anniversary of the Date of Grant

Vesting Schedule: Subject to the restrictions and conditions in the Plan and this Agreement, 25% of the Shares covered by this Option shall vest on the first year anniversary of the Date of Grant and the remaining 75% of the Shares covered by this Option shall vest at the rate of 3.125% per month on each subsequent monthly anniversary of the Date of Grant such that 100% of all Shares covered by this Option shall be vested on the third anniversary of the Date of Grant. The chart attached hereto as Exhibit B outlines the vesting schedule for the Optionee.

AUDIUM CORPORATION

By:
Name:	Michael Bergelson
Title:	President & CEO

The Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan, this Option and the Exercise of Stock Option in their entirety and fully understands all provisions of this Option and the Exercise of Stock Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee and/or Board of Directors upon any questions arising under the Plan.

Dated:	______________________________	_________________________________________________________

		_________________________________________,	Optionee

Until and unless an adjustment is made under Section 9(a) of the Plan, Audium Corporation, a Delaware corporation (the “Company”), hereby grants to the person whose name is written on the first page hereof (the “Optionee”) an option to purchase the total number of Shares stated on the first page hereof of the Company’s common stock, par value $.01 per share, at the price determined as provided herein, and in all respects subject to the terms and provisions of the 2000 Stock Option and Restricted Stock Plan (the “Plan”) adopted by the Company, which Plan is incorporated herein by reference. Terms that are not defined herein but that are defined in the Plan shall have the same meanings as in the Plan when used herein.

1. Nature of the Option. This Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Code (“ISO”) to the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of Shares that are exercisable for the first time by the Optionee during any calendar year does not exceed $100,000. The remaining Shares covered by this Option, if any, shall be deemed to be a Nonstatutory Option.

2. Exercise Price. The exercise price for each Share is set forth on the first page hereof (the “Exercise Price”).

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the following terms:

(a) Right to Exercise.

(i) Subject to the restrictions and conditions in the Plan and this Stock Option Agreement (this “Agreement”), including Sections 6, 7, 8 and 13 hereof, this Option may be exercised in whole or in part but only as to the number of Shares and within the time intervals set forth in the vesting schedule on the first page hereof and at such times and under such conditions as shall be determined by the Committee, including, without limitation, performance criteria with respect to the Company and/or its Subsidiaries and/or the Optionee.

(ii) Notwithstanding Section 3(a)(i):

(A) In the event of the proposed dissolution or liquidation of the Company, this Option shall terminate as of a date to be fixed by the Committee, provided that no less than 20 days written notice of the date so fixed shall be given to the Optionee and the Optionee shall have the right during such period to exercise his or her Options as to all or any part of the Shares covered hereby.

(B) Notwithstanding any provision to the contrary in the Plan, there shall be no automatic acceleration of vesting of any Shares covered by this Option upon the occurrence of a Change in Control (as defined in the Plan). However, the Committee shall have the power and right, in its sole discretion, to accelerate the exercisability of this Option, notwithstanding any limitations in this Agreement or the Plan, in the event of a Change in Control, other business combination or dissolution or liquidation of the Company.

(iii) This Option may not be exercised for a fraction of a share.

(b) Method of Exercise.

(i) This Option shall be exercisable from time to time by delivering an Exercise of Stock Option to the Committee in substantially the form of Exhibit A (the “Notice of Exercise”). The Notice of Exercise shall state the number of Shares in respect of which this Option is being exercised and shall contain or be accompanied by such other representations and agreements as to the Optionee’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such Notice of Exercise shall be signed by the Optionee and shall be delivered in person or by certified mail to the Committee. The Notice of Exercise shall be accompanied by payment of the Exercise Price.

(ii) No Shares will be issued pursuant to the exercise of this Option unless such issuance and such exercise shall comply with this Agreement, the Plan and all relevant provisions of law.

(iii) The Company may refrain from delivering or transferring Shares issued hereunder and under the Plan until the Committee has determined that the Optionee has tendered to the Company any federal, state or local tax owed by the Optionee as a result of receipt of this Option, the vesting of this Option, the exercise of this Option or the disposition of any Share in the event that the Company has a legal liability to satisfy such tax.

(iv) Within a reasonable time or such time as may be permitted by law after the Company receives notice of exercise and full payment for the Shares, the Company shall issue and deliver a certificate representing the Shares acquired as a result of the exercise. The Optionee shall have no rights as a stockholder with respect to any Shares covered by this Option until a certificate representing such Shares is issued to him or her. Once a certificate is issued, the Shares shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 3(a)(ii) hereof or Section 9(a) of the Plan.

(v) The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any stock certificate for any reason whatsoever.

(c) Number of Shares Exercisable. Each exercise of this Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under this Option, but shall not affect the exercise of any other options granted by the Committee and held by the Optionee.

4. Method of Payment. Payment of the Exercise Price shall be by any of the following:

(a) cash or certified check; or

(b) if authorized by the Committee, by delivery of other Shares having a Fair Market Value on the date of delivery equal to the aggregate Exercise Price of the Shares as to which this Option is being exercised; or

(c) if authorized by the Committee, any combination of the above methods or any other method of payment as may be permitted under applicable law and the Plan.

5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Committee may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Termination of Status as an Employee, Consultant or Non-Employee Director. Except as provided in the Plan and in Sections 7 and 8, if the Optionee ceases to be an Employee, Consultant or Non-Employee Director of the Company and its Subsidiaries, the Optionee may exercise this Option, but only until the earlier of the date (a) this Option expires or (b) three months after the date the Optionee ceases to be an Employee, Consultant or Non-Employee Director, to the extent that the Optionee was entitled to exercise it on the date the Optionee ceased to be an Employee, Consultant or Non-Employee Director, unless the Committee further extends such period in its sole discretion. To the extent that the Optionee was not entitled to exercise this Option on such date, or if the Optionee does not exercise it within the time specified herein, this Option shall terminate. The date the Optionee ceases to be an Employee, Consultant or Non-Employee Director shall be the date the Employee, Consultant or Non-Employee Director is provided a termination letter by the Corporation or, in the absence of any such letter, the Committee shall have the authority to determine the date of termination.

7. Permanent and Total Disability of the Optionee. Notwithstanding the terms of Section 6, in the event the Optionee is unable to continue to perform Services for the Company or any of its Subsidiaries as a result of the Optionee’s Permanent and Total Disability (and, for ISOs, at the time such Permanent and Total Disability begins, the Optionee was an Employee and had been an Employee since the Date of Grant), this Option shall be immediately and fully vested and the Optionee may exercise this Option in whole or in part, but only until the earlier of the date (a) this Option expires or (b) 12 months from the date of termination of Services due to such Permanent and Total Disability. If the Optionee does not exercise this Option within the time specified herein, this Option shall terminate.

8. Death of the Optionee. Upon the death of the Optionee, this Option shall terminate and be of no further effect; provided, however, notwithstanding the provisions of Section 6, in the event the Optionee’s death occurs during the term of this Option and, at the time of death, the Optionee was an Employee, Consultant or Non-Employee Director (and, for ISOs, at the time of death, the Optionee was an Employee and had been an Employee since the Date of Grant), this Option shall be immediately and fully vested and may be exercised in whole or in part, but only until the earlier of the date (a) this Option expires or (b) 12 months from the date of the Optionee’s death, by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance. If this Option is not exercised within the time specified herein, this Option shall terminate.

9. Transferability of Options. This Option may only be transferred as provided in this Section 9. This Option, to the extent it is not an ISO, may be transferred by the Optionee to, and exercised by, the Optionee’s family members, family trusts, family partnerships or any other similarly situated transferee approved by the Committee in its sole discretion. The vesting and exercisability of this Option shall continue to be based on the employment of the Optionee following the transfer of this Option as if the Optionee continued to hold this Option. In the event the Optionee is terminated, suffers a Permanent and Total Disability or dies, as provided in

Sections 6, 7 and 8, respectively (and as provided in the Plan), this Option, when held by the transferee, will be subject to the same restrictions on vesting and exercise as if this Option were held by the Optionee. Notification and approval of all such transfers shall be in a form specified by the Committee. Any determination of the Committee with respect to any transfers of this Option or the vesting or exercise of this Option following transfer shall be final and binding on the Optionee and the transferee. ISOs may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of descent and distribution, and, during the life of the Optionee, this Option is exercisable only by the Optionee.

10. [Intentionally Left Blank.]

11. [Intentionally Left Blank.]

12. Confidentiality and Non-Competition. By accepting this Option and as a condition to the exercise of this Option and the enjoyment of benefits of the Plan, the Optionee agrees:

(a) Confidentiality. During the period that the Optionee provides Services (or the Optionee engages in any other activity with or for the Company or any of its Subsidiaries) and for a two-year period thereafter, the Optionee shall treat and safeguard as confidential and secret all Confidential Information (defined below) received by the Optionee at any time. Without the prior written consent of the Company, except as required by law, the Optionee will not disclose or reveal any Confidential Information to any third party whatsoever or use the same in any manner except in connection with the businesses of the Company and its Subsidiaries. In the event that the Optionee is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose (i) any Confidential Information or (ii) any information relating to his or her opinion, judgment or recommendations concerning the Company or any of its Subsidiaries as developed from the Confidential Information, the Optionee will provide the Company with prompt written notice of any such request or requirement so that the Company may seek an appropriate protective order or waive compliance with the provisions contained herein. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Optionee is, in the reasonable opinion of his or her counsel, compelled to disclose Confidential Information, the Optionee shall disclose only that Confidential Information and will exercise his or her best efforts to obtain assurances that confidential treatment will be accorded such Confidential Information.

“Confidential Information” shall mean all knowledge and information pertaining to the business of the Company and its Subsidiaries obtained by the Optionee from any source whatsoever as a result of his or her Services to the Company and/or its Subsidiaries and which is not a matter of public knowledge, including, without limitation, any confidential records, documents, contracts, customer lists, writings, intellectual property, data or other information, whether or not the same is in written or other recorded form. Without limiting the generality of the foregoing, Confidential Information shall be deemed to include any information or knowledge which may now or hereafter be deemed a trade secret of the Company and/or its Subsidiaries or information which relates to the Company’s and/or its Subsidiaries’ personnel; present operations or future planning with respect to suppliers or customers; the contents of any Company or Subsidiary manual, practice or procedure; operating, revenue, expense or other statistics; private or public debt or equity financing or concerning any banking, accounting or financial matters; current or future advertising or promotion plans or programs; applications to or matters pending or under the jurisdiction of any regulatory agency or court, including those that are only threatened; any system, program, procedure or administrative operations, including those pertaining to any matter relative to computer or software operations of any type; the terms under which the Optionee received this Option and the terms of such Option; information of the type mentioned above or of any other type regarding affiliates of the Company and its Subsidiaries; present or future plans for the extension of the present business or the commencement of new business by the Company and/or its Subsidiaries.

(b) Non-Competition. During the period that the Optionee provides Services to the Company or any of its Subsidiaries, and for a one-year period thereafter, the Optionee shall not, without prior written consent of the Committee, do, directly or indirectly, any of the following:

(i) own, manage, control or participate in the ownership, management or control of, or be employed or engaged by or otherwise affiliated or associated with, any other corporation, partnership, proprietorship, firm, association or other business entity, or otherwise engage in any business, conduct or activity, which is in conflict or creates a conflict of interest with his or her duties as an Employee of the Company or which competes with the business of the Company or any of its Subsidiaries (as such business is conducted or then currently planned to be conducted during the term the Optionee provides Services to the Company or any of its Subsidiaries) in the geographical regions in which such business is conducted; provided, however, that the ownership of a maximum of one percent of the outstanding stock of any publicly traded corporation shall not violate this covenant; or

(ii) for the benefit of the Optionee or any third party, employ, solicit for employment or assist in employing or soliciting for employment any present, former or future employee or officer of the Company or any of its Subsidiaries; or

(iii) for the benefit of the Optionee or any third party, (A) make known to any person, firm, corporation or other entity the names and addresses of any of the customers of the Company or any other information pertaining to such persons or (B) call on, solicit or take away, or attempt to call on, solicit or take away, any of the customers of the Company with whom the Optionee became acquainted during his or her association with the Company.

In the event any court of competent jurisdiction should determine that the foregoing covenant of non-competition and non-solicitation is not enforceable because of the extent of the scope of the limitation, geographical area or the duration thereof, then the Company or any of its Subsidiaries and the Optionee hereby petition such court to modify the foregoing covenant to the extent, but only to the extent, necessary to create a covenant which is enforceable in the opinion of such court, with the intention of the parties being that the Company or any of its Subsidiaries shall be afforded the maximum enforceable covenant of non-competition and non-solicitation which may be available under the circumstances and applicable law.

If the Optionee has an employment or consulting agreement with the Company or any of its Subsidiaries, and such employment or consulting agreement contains restrictive covenants that conflict with the covenants set forth above or are more restrictive than the covenants set forth above, the covenants that are most restrictive and enforceable shall control.

(c) Failure to Comply. The Optionee acknowledges that remedies at law for any breach by him or her of this Section 12 may be inadequate and that the damages resulting from any such breach are not readily susceptible to being measured in monetary terms. Accordingly, the Optionee acknowledges that upon his or her violation of any provision of this Section 12, the Company or any of its Subsidiaries will be entitled to immediate injunctive relief and may obtain an order restraining any threatened or future breach. The Optionee further agrees, subject to the proviso at the end of this sentence, that if he or she violates any provision of this Section 12, the Optionee shall immediately forfeit any rights and benefits under this Agreement and the Plan and shall return to the Company this Option to the extent unexercised; provided, however, that upon violation of this Section 12(b), the forfeiture and return provisions contained in this sentence shall apply only to this Option to the extent it has become exercisable during the one-year period immediately prior to the termination of the Optionee’s Services. Nothing in this Section 12 will be deemed to limit, in any way, the remedies at law or in equity of the Company for a breach by the Optionee of any of the provisions of this Section 12.

(d) Notice. The Optionee agrees to provide written notice of the provisions of this Section 12 to any future employer of the Optionee, and the Company expressly reserves the right to provide such notice to the Optionee’s future employer(s).

(e) Severability. If any provision or part of any provision of this Section 12 is held for any reason to be unenforceable, (i) the remainder of this Section 12 shall nevertheless remain in full force and effect and (ii) such provision or part shall be deemed to be amended in such manner as to render such provision enforceable.

13. Term of Option. This Option may not be exercised after the expiration date, which date is set forth on the first page of this Option.

14. Subject to Plan. This Option is subject to, and qualified by, all of the terms and conditions of the Plan, and specifically to the powers of the Committee and the Board of Directors to make interpretations of the Plan and of Options granted thereunder and of the Committee and the Board of Directors to alter, amend, suspend or discontinue the Plan subject to the limitations expressed in the Plan. By acceptance of this Option, the Optionee acknowledges receipt of a copy of the Plan, represents that he or she has read the terms and provisions of the Plan and accepts this Option subject to all of the terms and provisions thereof and recognizes and agrees that all determinations, interpretations or other actions respecting the Plan may be made by the Committee and/or the Board of Directors, and that such determinations, interpretations or other actions are final, conclusive and binding upon all interested parties, including the Optionee. In the event of a conflict between this Option and the Plan, the Plan shall control.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles, and in the case of ISOs, Section 422 of the Code and the regulations issued thereunder.

16. Survival. The provisions of Sections 9, 12, 15, 16, 17, 25, 26 and 27 shall survive the exercise of this Option or the termination of this Option for any reason.

17. Public Offering. Optionee acknowledges that, in the event of any public offering of the Stock or other securities of the Company, it may be necessary for the Company to restrict for a period of time (during or following the offering process) the transfer of Shares received under this Option. As requested by the Company, Optionee agrees not to effect any sale, transfer, pledge or other disposal of the Shares received hereby during such time and agrees to execute any “lock-up letter” or similar agreement requested by the Company or its underwriters.

18. No Employment Rights. No provision of this Option or the Plan shall be construed to give the Optionee any right to remain an Employee, Consultant or Non-Employee Director of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company or any of its Subsidiaries to terminate the Optionee’s Services at any time, with or without cause.

19. Entire Agreement. The Plan and this Agreement constitute the entire agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter thereof or hereof.

20. Amendment. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Company and the Optionee.

21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

22. Notices. All notices and other communications hereunder shall be in writing. Any notice or other communication hereunder shall be deemed duly given on the date of personal delivery or two business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the Company at its executive offices and to the Optionee as the Optionee’s name and address appear in the books of the Company.

23. Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

24. Legends. In the event the Shares issuable pursuant to this Option have not been registered, they may not be sold, pledged, hypothecated or otherwise transferred unless they are registered under the Securities Act of 1933, as amended, and applicable state securities laws or an exemption from such registration is available. A legend will be placed on any certificate evidencing such Shares in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE STATE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER AND/OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE

SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR APPLICABLE STATE SECURITIES LAWS AND/OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

25. Early Disposition of Stock Subject to ISO. The Optionee understands that if any Shares received under this Option are disposed of within two years after the date of this Agreement or within one year after such Shares were transferred to the Optionee, then the Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the Fair Market Value of the Shares at the time such Shares were delivered to the Optionee less the price paid for the Shares. The Optionee hereby agrees to notify the Committee in writing within ten days after the date of any such disposition and immediately deliver to the Company any amount of federal income tax withholding or other tax required by law. The Optionee understands that if the Optionee disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed at capital gain rates.

26. Qualification as an ISO. The Optionee understands that, subject to the terms of Section 1, this Option is intended to qualify as an “incentive stock option” within the meaning of Section 422(b) of the Code. The Optionee understands, further, that the Exercise Price for the Shares subject to this Option has been set by the Committee at a price that the Committee has determined to be not less than 100% (or, if the Optionee owned at the time of grant more than 10% of the voting securities of the Company or its Subsidiaries, 110%) of the Fair Market Value of the Shares on the Date of Grant. The Company believes that the methodology by which the Committee valued the Shares at such time represented a good faith attempt, as defined in the Code, at reaching an accurate appraisal of the Fair Market Value of the Shares. The Optionee understands and acknowledges, however, that the Company shall not be responsible for any additional tax liability incurred by the Optionee in the event that the Internal Revenue Service determines that this Option does not qualify as an incentive stock option, for any reason, including, without limitation, a determination that the Committee’s valuation did not represent a good faith attempt to value the Shares.

27. Special Limitation on ISOs. The aggregate Fair Market Value (determined on the Date of Grant) of the Shares with respect to which ISOs are exercisable for the first time by an individual during any calendar year under this Agreement, and under all other plans maintained by the Optionee’s employer entity and its parent and Subsidiary entities, shall not exceed $100,000. If the aggregate Fair Market Value (determined on the Date of Grant) of the Shares subject to the ISO that first become exercisable in any calendar year and during this period exceeds the limitation of this Section 27, so much of this Option that does not exceed the dollar limit shall be an ISO and the remainder shall be a Nonstatutory Option, but in all other aspects this Agreement shall remain in full force and effect.

EXHIBIT A

EXERCISE OF STOCK OPTION

TO:	Stock Option and Compensation Committee of Audium Corporation

FROM:	__________________________________, Optionee

RE:	Audium Corporation 2000 Stock Option and Restricted Stock Plan

DATE:	______________________

Pursuant to the terms and provisions of the Stock Option Agreement for Incentive Stock Options, dated              (the “Agreement”), executed by me and a duly authorized officer of Audium Corporation (the “Company”) in connection with the Audium Corporation 2000 Stock Option and Restricted Stock Plan (the “Plan”), I hereby give notice that I elect to exercise today the option (the “Option”) evidenced by the Agreement with respect to              shares of the common stock of the Company (the “Option Shares”). Accordingly, I hereby agree to purchase such Option Shares at the price and terms established under the Agreement and the Plan.

I understand that both this Option and any Option Shares purchased upon its exercise are securities, the issuance of which by the Company requires compliance with state and federal securities laws.

With respect to any Option Shares covered by an “incentive stock option” (as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended), I understand that if I sell such Option Shares within one year of this exercise or within two years from the Date of Grant, as defined in the Agreement, I may experience certain adverse federal income tax consequences. I agree to notify the Company in writing within ten days after the date of any such disposition and to immediately deliver to the Company any amount of federal income tax withholding required by law. Additionally, I understand that such Option Shares may not be used in a “swap transaction” to obtain additional Option Shares without incurring taxable income, unless such Option Shares used in the swap transaction have been held by me for two years from the date of the grant and one year from the date of the exercise.

I understand the Company shall not be under any obligation to issue any Option Shares upon the exercise of this Option unless and until the Company has determined that (a) it has taken all actions required to register the Option Shares under the Securities Act of 1933, as amended, or to perfect an exemption from the registration requirements thereof, including, but not limited to, any investment representation, and (b) all other applicable provisions of state and federal law have been satisfied.

I acknowledge that the provisions of Sections 9, 12, 15, 16, 17, 25, 26 and 27 of the Agreement shall survive this exercise of the Option or the termination of the Option for any reason.

I hereby warrant that I am entitled under the Agreement and the Plan to purchase under this Option the number of Option Shares which I have agreed to purchase herein.

Sincerely,

__________________________________________

______________, Optionee

EXHIBIT B

VESTING SCHEDULE

NAME OF OPTIONEE:	__________________________________________

DATE OF GRANT:	__________________________________________

ANNIVERSARY DATE:	__________________________________________

NUMBER OF OPTION SHARES:	__________________________________________

DATE	CUMULATIVE NUMBER OF VESTED SHARES

AUDIUM CORPORATION

STOCK OPTION AGREEMENT FOR INCENTIVE STOCK OPTIONS

2000 Stock Option and Restricted Stock Plan

Name of Optionee: ____________________

Date of Grant: _________________

Number of Option Shares: __________________

Vest (Exercise) Date: See Exhibit B

Exercise Price: Company Cash Amount per Share, as defined in the Agreement and Plan of Merger (the “Merger Agreement”), dated June 8, 2006 by and among Cisco Systems, Inc. (“Acquiror”), Argon Acquisition Corp., a wholly-owned subsidiary of Acquiror, and Audium Corporation.

Expiration Date: The ten year anniversary of the Date of Grant

Vesting Schedule: Subject to the restrictions and conditions in the Plan and this Agreement, 1/24th of the Shares covered by this Option shall vest on the 30th of the month in which the Effective Time (as defined in the Merger Agreement) occurs and on the last business day of each month in the following 23 months such that all of the shares will be fully vested at the second anniversary of the Effective Time. The chart attached hereto as Exhibit B outlines the vesting schedule for the Optionee.

AUDIUM CORPORATION

By:
Name:	Michael Bergelson
Title:	President & CEO

The Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan, this Option and the Exercise of Stock Option in their entirety and fully understands all provisions of this Option and the Exercise of Stock Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee and/or Board of Directors upon any questions arising under the Plan.

Dated:	______________________________	_________________________________________________________

		_________________________________________,	Optionee

Until and unless an adjustment is made under Section 9(a) of the Plan, Audium Corporation, a Delaware corporation (the “Company”), hereby grants to the person whose name is written on the first page hereof (the “Optionee”) an option to purchase the total number of Shares stated on the first page hereof of the Company’s common stock, par value $.01 per share, at the price determined as provided herein, and in all respects subject to the terms and provisions of the 2000 Stock Option and Restricted Stock Plan (the “Plan”) adopted by the Company, which Plan is incorporated herein by reference. Terms that are not defined herein but that are defined in the Plan shall have the same meanings as in the Plan when used herein.

1. Nature of the Option. This Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Code (“ISO”) to the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of Shares that are exercisable for the first time by the Optionee during any calendar year does not exceed $100,000. The remaining Shares covered by this Option, if any, shall be deemed to be a Nonstatutory Option.

2. Exercise Price. The exercise price for each Share is set forth on the first page hereof (the “Exercise Price”).

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the following terms:

(a) Right to Exercise.

(i) Subject to the restrictions and conditions in the Plan and this Stock Option Agreement (this “Agreement”), including Sections 6, 7, 8 and 13 hereof, this Option may be exercised in whole or in part but only as to the number of Shares and within the time intervals set forth in the vesting schedule on the first page hereof and at such times and under such conditions as shall be determined by the Committee, including, without limitation, performance criteria with respect to the Company and/or its Subsidiaries and/or the Optionee.

(ii) Notwithstanding Section 3(a)(i):

(A) In the event of the proposed dissolution or liquidation of the Company, this Option shall terminate as of a date to be fixed by the Committee, provided that no less than 20 days written notice of the date so fixed shall be given to the Optionee and the Optionee shall have the right during such period to exercise his or her Options as to all or any part of the Shares covered hereby.

(B) Notwithstanding any provision to the contrary in the Plan, there shall be no automatic acceleration of vesting of any Shares covered by this Option upon the occurrence of a Change in Control (as defined in the Plan). However, the Committee shall have the power and right, in its sole discretion, to accelerate the exercisability of this Option, notwithstanding any limitations in this Agreement or the Plan, in the event of a Change in Control, other business combination or dissolution or liquidation of the Company.

(iii) This Option may not be exercised for a fraction of a share.

(iv) This Option shall be void if the Effective Time does not occur by September 30, 2006.

(b) Method of Exercise.

(i) This Option shall be exercisable from time to time by delivering an Exercise of Stock Option to the Committee in substantially the form of Exhibit A (the “Notice of Exercise”). The Notice of Exercise shall state the number of Shares in respect of which this Option is being exercised and shall contain or be accompanied by such other representations and agreements as to the Optionee’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such Notice of Exercise shall be signed by the Optionee and shall be delivered in person or by certified mail to the Committee. The Notice of Exercise shall be accompanied by payment of the Exercise Price.

(ii) No Shares will be issued pursuant to the exercise of this Option unless such issuance and such exercise shall comply with this Agreement, the Plan and all relevant provisions of law.

(iii) The Company may refrain from delivering or transferring Shares issued hereunder and under the Plan until the Committee has determined that the Optionee has tendered to the Company any federal, state or local tax owed by the Optionee as a result of receipt of this Option, the vesting of this Option, the exercise of this Option or the disposition of any Share in the event that the Company has a legal liability to satisfy such tax.

(iv) Within a reasonable time or such time as may be permitted by law after the Company receives notice of exercise and full payment for the Shares, the Company shall issue and deliver a certificate representing the Shares acquired as a result of the exercise. The Optionee shall have no rights as a stockholder with respect to any Shares covered by this Option until a certificate representing such Shares is issued to him or her. Once a certificate is issued, the Shares shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 3(a)(ii) hereof or Section 9(a) of the Plan.

(v) The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any stock certificate for any reason whatsoever.

(c) Number of Shares Exercisable. Each exercise of this Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under this Option, but shall not affect the exercise of any other options granted by the Committee and held by the Optionee.

4. Method of Payment. Payment of the Exercise Price shall be by any of the following:

(a) cash or certified check; or

(b) if authorized by the Committee, by delivery of other Shares having a Fair Market Value on the date of delivery equal to the aggregate Exercise Price of the Shares as to which this Option is being exercised; or

(c) if authorized by the Committee, any combination of the above methods or any other method of payment as may be permitted under applicable law and the Plan.

5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Committee may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Termination of Status as an Employee, Consultant or Non-Employee Director. Except as provided in the Plan and in Sections 7 and 8, if the Optionee ceases to be an Employee, Consultant or Non-Employee Director of the Company and its Subsidiaries, the Optionee may exercise this Option, but only until the earlier of the date (a) this Option expires or (b) three months after the date the Optionee ceases to be an Employee, Consultant or Non-Employee Director, to the extent that the Optionee was entitled to exercise it on the date the Optionee ceased to be an Employee, Consultant or Non-Employee Director, unless the Committee further extends such period in its sole discretion. To the extent that the Optionee was not entitled to exercise this Option on such date, or if the Optionee does not exercise it within the time specified herein, this Option shall terminate. The date the Optionee ceases to be an Employee, Consultant or Non-Employee Director shall be the date the Employee, Consultant or Non-Employee Director is provided a termination letter by the Corporation or, in the absence of any such letter, the Committee shall have the authority to determine the date of termination.

7. Permanent and Total Disability of the Optionee. Notwithstanding the terms of Section 6, in the event the Optionee is unable to continue to perform Services for the Company or any of its Subsidiaries as a result of the Optionee’s Permanent and Total Disability (and, for ISOs, at the time such Permanent and Total Disability begins, the Optionee was an Employee and had been an Employee since the Date of Grant), this Option shall be immediately and fully vested and the Optionee may exercise this Option in whole or in part, but only until the earlier of the date (a) this Option expires or (b) 12 months from the date of termination of Services due to such Permanent and Total Disability. If the Optionee does not exercise this Option within the time specified herein, this Option shall terminate.

8. Death of the Optionee. Upon the death of the Optionee, this Option shall terminate and be of no further effect; provided, however, notwithstanding the provisions of Section 6, in the event the Optionee’s death occurs during the term of this Option and, at the time of death, the Optionee was an Employee, Consultant or Non-Employee Director (and, for ISOs, at the time of death, the Optionee was an Employee and had been an Employee since the Date of Grant), this Option shall be immediately and fully vested and may be exercised in whole or in part, but only until the earlier of the date (a) this Option expires or (b) 12 months from the date of the Optionee’s death, by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance. If this Option is not exercised within the time specified herein, this Option shall terminate.

9. Transferability of Options. This Option may only be transferred as provided in this Section 9. This Option, to the extent it is not an ISO, may be transferred by the Optionee to, and exercised by, the Optionee’s family members, family trusts, family partnerships or any other similarly situated transferee approved by the Committee in its sole discretion. The vesting and exercisability of this Option shall continue to be based on the employment of the Optionee following the transfer of this Option as if the Optionee continued to hold this Option. In the event the Optionee is terminated, suffers a Permanent and Total Disability or dies, as provided in Sections 6, 7 and 8, respectively (and as provided in the Plan), this Option, when held by the transferee, will be subject to the same restrictions on vesting and exercise as if this Option were held by the Optionee. Notification and approval of all such transfers shall be in a form specified by the Committee. Any determination of the Committee with respect to any transfers of this Option or the vesting or exercise of this Option following transfer shall be final and binding on the Optionee and the transferee. ISOs may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of descent and distribution, and, during the life of the Optionee, this Option is exercisable only by the Optionee.

10. [Intentionally Left Blank.]

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12. Confidentiality and Non-Competition. By accepting this Option and as a condition to the exercise of this Option and the enjoyment of benefits of the Plan, the Optionee agrees:

(a) Confidentiality. During the period that the Optionee provides Services (or the Optionee engages in any other activity with or for the Company or any of its Subsidiaries) and for a two-year period thereafter, the Optionee shall treat and safeguard as confidential and secret all Confidential Information (defined below) received by the Optionee at any time. Without the prior written consent of the Company, except as required by law, the Optionee will not disclose or reveal any Confidential Information to any third party whatsoever or use the same in any manner except in connection with the businesses of the Company and its Subsidiaries. In the event that the Optionee is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose (i) any Confidential Information or (ii) any information relating to his or her opinion, judgment or recommendations concerning the Company or any of its Subsidiaries as developed from the Confidential Information, the Optionee will provide the Company with prompt written notice of any such request or requirement so that the Company may seek an appropriate protective order or waive compliance with the provisions contained herein. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Optionee is, in the reasonable opinion of his or her counsel, compelled to disclose Confidential Information, the Optionee shall disclose only that Confidential Information and will exercise his or her best efforts to obtain assurances that confidential treatment will be accorded such Confidential Information.

“Confidential Information” shall mean all knowledge and information pertaining to the business of the Company and its Subsidiaries obtained by the Optionee from any source whatsoever as a result of his or her Services to the Company and/or its Subsidiaries and which is not a matter of public knowledge, including, without limitation, any confidential records, documents, contracts, customer lists, writings, intellectual property, data or other information, whether or not the same is in written or other recorded form. Without limiting the generality of the foregoing, Confidential Information shall be deemed to include any information or knowledge which may now or hereafter be deemed a trade secret of the Company and/or its Subsidiaries or information which relates to the Company’s and/or its Subsidiaries’ personnel; present operations or future planning with respect to suppliers or customers; the contents of any Company or Subsidiary manual, practice or procedure; operating, revenue, expense or other statistics; private or public debt or equity financing or concerning any banking, accounting or financial matters; current or future advertising or promotion plans or programs; applications to or matters pending or under the jurisdiction of any regulatory agency or court, including those that are only threatened; any system, program, procedure or administrative operations, including those pertaining to any matter relative to computer or software operations of any type; the terms under which the Optionee received this Option and the terms of such Option; information of the type mentioned above or of any other type regarding affiliates of the Company and its Subsidiaries; present or future plans for the extension of the present business or the commencement of new business by the Company and/or its Subsidiaries.

(b) Non-Competition. During the period that the Optionee provides Services to the Company or any of its Subsidiaries, and for a one-year period thereafter, the Optionee shall not, without prior written consent of the Committee, do, directly or indirectly, any of the following:

(i) own, manage, control or participate in the ownership, management or control of, or be employed or engaged by or otherwise affiliated or associated with, any other corporation, partnership, proprietorship, firm, association or other business entity, or otherwise engage in any business, conduct or activity, which is in conflict or creates a conflict of interest with his or her duties as an Employee of the Company or which competes with the business of the Company or any of its Subsidiaries (as such business is conducted or then currently planned to be conducted during the term the Optionee provides Services to the Company or any of its Subsidiaries) in the geographical regions in which such business is conducted; provided, however, that the ownership of a maximum of one percent of the outstanding stock of any publicly traded corporation shall not violate this covenant; or

(ii) for the benefit of the Optionee or any third party, employ, solicit for employment or assist in employing or soliciting for employment any present, former or future employee or officer of the Company or any of its Subsidiaries; or

(iii) for the benefit of the Optionee or any third party, (A) make known to any person, firm, corporation or other entity the names and addresses of any of the customers of the Company or any other information pertaining to such persons or (B) call on, solicit or take away, or attempt to call on, solicit or take away, any of the customers of the Company with whom the Optionee became acquainted during his or her association with the Company.

In the event any court of competent jurisdiction should determine that the foregoing covenant of non-competition and non-solicitation is not enforceable because of the extent of the scope of the limitation, geographical area or the duration thereof, then the Company or any of its Subsidiaries and the Optionee hereby petition such court to modify the foregoing covenant to the extent, but only to the extent, necessary to create a covenant which is enforceable in the opinion of such court, with the intention of the parties being that the Company or any of its Subsidiaries shall be afforded the maximum enforceable covenant of non-competition and non-solicitation which may be available under the circumstances and applicable law.

If the Optionee has an employment or consulting agreement with the Company or any of its Subsidiaries, and such employment or consulting agreement contains restrictive covenants that conflict with the covenants set forth above or are more restrictive than the covenants set forth above, the covenants that are most restrictive and enforceable shall control.

(c) Failure to Comply. The Optionee acknowledges that remedies at law for any breach by him or her of this Section 12 may be inadequate and that the damages resulting from any such breach are not readily susceptible to being measured in monetary terms. Accordingly, the Optionee acknowledges that upon his or her violation of any provision of this Section 12, the Company or any of its Subsidiaries will be entitled to immediate injunctive relief and may obtain an order restraining any threatened or future breach. The Optionee further agrees, subject to the proviso at the end of this sentence, that if he or she violates any provision of this Section 12, the Optionee shall immediately forfeit any rights and benefits under this Agreement and the Plan and shall return to the Company this Option to the extent unexercised; provided, however, that upon violation of this Section 12(b), the forfeiture and return provisions contained in this sentence shall apply only to this Option to the extent it has become exercisable during the one-year period immediately prior to the termination of the Optionee’s Services. Nothing in this Section 12 will be deemed to limit, in any way, the remedies at law or in equity of the Company for a breach by the Optionee of any of the provisions of this Section 12.

(d) Notice. The Optionee agrees to provide written notice of the provisions of this Section 12 to any future employer of the Optionee, and the Company expressly reserves the right to provide such notice to the Optionee’s future employer(s).

(e) Severability. If any provision or part of any provision of this Section 12 is held for any reason to be unenforceable, (i) the remainder of this Section 12 shall nevertheless remain in full force and effect and (ii) such provision or part shall be deemed to be amended in such manner as to render such provision enforceable.

13. Term of Option. This Option may not be exercised after the expiration date, which date is set forth on the first page of this Option.

14. Subject to Plan. This Option is subject to, and qualified by, all of the terms and conditions of the Plan, and specifically to the powers of the Committee and the Board of

Directors to make interpretations of the Plan and of Options granted thereunder and of the Committee and the Board of Directors to alter, amend, suspend or discontinue the Plan subject to the limitations expressed in the Plan. By acceptance of this Option, the Optionee acknowledges receipt of a copy of the Plan, represents that he or she has read the terms and provisions of the Plan and accepts this Option subject to all of the terms and provisions thereof and recognizes and agrees that all determinations, interpretations or other actions respecting the Plan may be made by the Committee and/or the Board of Directors, and that such determinations, interpretations or other actions are final, conclusive and binding upon all interested parties, including the Optionee. In the event of a conflict between this Option and the Plan, the Plan shall control.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles, and in the case of ISOs, Section 422 of the Code and the regulations issued thereunder.

16. Survival. The provisions of Sections 9, 12, 15, 16, 17, 25, 26 and 27 shall survive the exercise of this Option or the termination of this Option for any reason.

17. Public Offering. Optionee acknowledges that, in the event of any public offering of the Stock or other securities of the Company, it may be necessary for the Company to restrict for a period of time (during or following the offering process) the transfer of Shares received under this Option. As requested by the Company, Optionee agrees not to effect any sale, transfer, pledge or other disposal of the Shares received hereby during such time and agrees to execute any “lock-up letter” or similar agreement requested by the Company or its underwriters.

18. No Employment Rights. No provision of this Option or the Plan shall be construed to give the Optionee any right to remain an Employee, Consultant or Non-Employee Director of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company or any of its Subsidiaries to terminate the Optionee’s Services at any time, with or without cause.

19. Entire Agreement. The Plan and this Agreement constitute the entire agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter thereof or hereof.

20. Amendment. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Company and the Optionee.

21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

22. Notices. All notices and other communications hereunder shall be in writing. Any notice or other communication hereunder shall be deemed duly given on the date of personal delivery or two business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the Company at its executive offices and to the Optionee as the Optionee’s name and address appear in the books of the Company.

23. Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

24. Legends. In the event the Shares issuable pursuant to this Option have not been registered, they may not be sold, pledged, hypothecated or otherwise transferred unless they are registered under the Securities Act of 1933, as amended, and applicable state securities laws or an exemption from such registration is available. A legend will be placed on any certificate evidencing such Shares in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE STATE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER AND/OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR APPLICABLE STATE SECURITIES LAWS AND/OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

25. Early Disposition of Stock Subject to ISO. The Optionee understands that if any Shares received under this Option are disposed of within two years after the date of this Agreement or within one year after such Shares were transferred to the Optionee, then the Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the Fair Market Value of the Shares at the time such Shares were delivered to the Optionee less the price paid for the Shares. The Optionee hereby agrees to notify the Committee in writing within ten days after the date of any such disposition and immediately deliver to the Company any amount of federal income tax withholding or other tax required by law. The Optionee understands that if the Optionee disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed at capital gain rates.

26. Qualification as an ISO. The Optionee understands that, subject to the terms of Section 1, this Option is intended to qualify as an “incentive stock option” within the meaning of Section 422(b) of the Code. The Optionee understands, further, that the Exercise Price for the Shares subject to this Option has been set by the Committee at a price that the Committee has determined to be not less than 100% (or, if the Optionee owned at the time of grant more than

10% of the voting securities of the Company or its Subsidiaries, 110%) of the Fair Market Value of the Shares on the Date of Grant. The Company believes that the methodology by which the Committee valued the Shares at such time represented a good faith attempt, as defined in the Code, at reaching an accurate appraisal of the Fair Market Value of the Shares. The Optionee understands and acknowledges, however, that the Company shall not be responsible for any additional tax liability incurred by the Optionee in the event that the Internal Revenue Service determines that this Option does not qualify as an incentive stock option, for any reason, including, without limitation, a determination that the Committee’s valuation did not represent a good faith attempt to value the Shares.

27. Special Limitation on ISOs. The aggregate Fair Market Value (determined on the Date of Grant) of the Shares with respect to which ISOs are exercisable for the first time by an individual during any calendar year under this Agreement, and under all other plans maintained by the Optionee’s employer entity and its parent and Subsidiary entities, shall not exceed $100,000. If the aggregate Fair Market Value (determined on the Date of Grant) of the Shares subject to the ISO that first become exercisable in any calendar year and during this period exceeds the limitation of this Section 27, so much of this Option that does not exceed the dollar limit shall be an ISO and the remainder shall be a Nonstatutory Option, but in all other aspects this Agreement shall remain in full force and effect.

EXHIBIT A

EXERCISE OF STOCK OPTION

TO:	Stock Option and Compensation Committee of Audium Corporation

FROM:	__________________________________, Optionee

RE:	Audium Corporation 2000 Stock Option and Restricted Stock Plan

DATE:	______________________

Pursuant to the terms and provisions of the Stock Option Agreement for Incentive Stock Options, dated              (the “Agreement”), executed by me and a duly authorized officer of Audium Corporation (the “Company”) in connection with the Audium Corporation 2000 Stock Option and Restricted Stock Plan (the “Plan”), I hereby give notice that I elect to exercise today the option (the “Option”) evidenced by the Agreement with respect to              shares of the common stock of the Company (the “Option Shares”). Accordingly, I hereby agree to purchase such Option Shares at the price and terms established under the Agreement and the Plan.

I understand that both this Option and any Option Shares purchased upon its exercise are securities, the issuance of which by the Company requires compliance with state and federal securities laws.

With respect to any Option Shares covered by an “incentive stock option” (as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended), I understand that if I sell such Option Shares within one year of this exercise or within two years from the Date of Grant, as defined in the Agreement, I may experience certain adverse federal income tax consequences. I agree to notify the Company in writing within ten days after the date of any such disposition and to immediately deliver to the Company any amount of federal income tax withholding required by law. Additionally, I understand that such Option Shares may not be used in a “swap transaction” to obtain additional Option Shares without incurring taxable income, unless such Option Shares used in the swap transaction have been held by me for two years from the date of the grant and one year from the date of the exercise.

I understand the Company shall not be under any obligation to issue any Option Shares upon the exercise of this Option unless and until the Company has determined that (a) it has taken all actions required to register the Option Shares under the Securities Act of 1933, as amended, or to perfect an exemption from the registration requirements thereof, including, but not limited to, any investment representation, and (b) all other applicable provisions of state and federal law have been satisfied.

I acknowledge that the provisions of Sections 9, 12, 15, 16, 17, 25, 26 and 27 of the Agreement shall survive this exercise of the Option or the termination of the Option for any reason.

I hereby warrant that I am entitled under the Agreement and the Plan to purchase under this Option the number of Option Shares which I have agreed to purchase herein.

Sincerely,

__________________________________________

______________, Optionee

EXHIBIT B

VESTING SCHEDULE

NAME OF OPTIONEE:	__________________________________________

DATE OF GRANT:	__________________________________________

ANNIVERSARY DATE:	__________________________________________

NUMBER OF OPTION SHARES:	__________________________________________

DATE	CUMULATIVE NUMBER OF VESTED SHARES

PHONE2NETWORKS, INC.

STOCK OPTION AGREEMENT FOR INCENTIVE STOCK OPTIONS

2000 Stock Option and Restricted Stock Plan

Name of Optionee: ____________________

Date of Grant: _________________

Number of Option Shares: __________________

Vest (Exercise) Date: See Exhibit B

Exercise Price: __________________

Expiration Date: __________________

Vesting Schedule: Subject to the restrictions and conditions in the Plan and this Agreement, 25% of the Shares in the Optionee shall vest on the first year anniversary of the Date of Grant and the remaining 75% of the Shares in the Optionee shall vest at the rate of 3.125% per month on each subsequent monthly anniversary of the Date of Grant such that 100% of all Shares in the Optionee shall be vested on the third anniversary of the Date of Grant. The chart attached hereto as Exhibit B outlines the vesting schedule for Optionee.

PHONE2NET WORKS, INC.

By:
Name:
Title:

The Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan, this Option and the Exercise of Stock Option in their entirety and fully understands all provisions of this Option and the Exercise of Stock Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee and/or Board of Directors upon any questions arising under the Plan.

Dated:	______________________________	_________________________________________________________

		_________________________________________,	Optionee

Until and unless an adjustment is made under Section 9(a) of the Plan, Phone2Networks, Inc., a Delaware corporation (the “Company”), hereby grants to the person whose name is written on the first page hereof (the “Optionee”) an option to purchase the total number of Shares stated on the first page hereof of the Company’s common stock, par value $.01 per share, at the price determined as provided herein, and in all respects subject to the terms and provisions of the 2000 Stock Option and Restricted Stock Plan (the “Plan”) adopted by the Company, which Plan is incorporated herein by reference. Terms that are not defined herein but that are defined in the Plan shall have the same meanings as in the Plan when used herein.

1. Nature of the Option. This Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Code (“ISO”) to the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of Shares that are exercisable for the first time by the Optionee during any calendar year does not exceed $100,000. The remaining Shares covered by this Option, if any, shall be deemed to be a Nonstatutory Option.

2. Exercise Price. The exercise price for each Share is set forth on the first page hereof (the “Exercise Price”).

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the following terms:

(a) Right to Exercise.

(i) Subject to the restrictions and conditions in the Plan and this Stock Option Agreement (this “Agreement”), including Sections 6, 7, 8 and 13 hereof, this Option may be exercised in whole or in part but only as to the number of Shares and within the time intervals set forth in the vesting schedule on the first page hereof and at such times and under such conditions as shall be determined by the Committee, including, without limitation, performance criteria with respect to the Company and/or its Subsidiaries and/or the Optionee.

(ii) Notwithstanding Section 3(a)(i):

(A) In the event of the proposed dissolution or liquidation of the Company, this Option shall terminate as of a date to be fixed by the Committee, provided that no less than 20 days written notice of the date so fixed shall be given to the Optionee and the Optionee shall have the right during such period to exercise his or her Options as to all or any part of the Shares covered hereby.

(B) In the event of a proposed sale of all or substantially all of the assets of the Company or a proposed merger or similar business combination of the Company with or into another entity, pursuant to which at least 50% of the Company’s stockholders immediately prior to such transaction will not be stockholders of the surviving entity immediately following such transaction (such sale, merger or other business combination, collectively, is referred to as a “Change in Control”), then this Option shall become immediately and fully vested and exercisable in whole or in part unless the Board of Directors determines, in its sole discretion, that cash, substitute options, restricted stock or other securities of similar value or rights, as applicable, will be granted in substitution for such vested and unvested Option as part of such Change in Control, in which case no acceleration shall take place; provided,

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however, the Committee shall give the Optionee at least 20 days prior written notice of any such transaction in order to enable the Optionee to exercise the exercisable portion, if any, of this Option. Upon receipt of any cash or substitute securities described above or effective on the date specified in such notice, this Option (whether or not then exercisable) shall immediately terminate and be of no further force or effect.

(C) The Committee shall also have the power and right to accelerate the exercisability of this Option, notwithstanding any limitations in this Agreement or the Plan, in the event of a Change in Control, other business combination or dissolution or liquidation of the Company.

(iii) In the event it is determined by the Board of Directors, upon receipt of a written opinion of the Company’s independent public accountants, that the enforcement of any provision of this Agreement or the Plan, including, but not limited to, Section 3(a)(ii), which allows for the acceleration of vesting of this Option in connection with a Change in Control, would preclude accounting for any proposed Change in Control or other business combination as a pooling of interests, and the Board of Directors otherwise desires to approve such proposed business transaction which requires as a condition to the closing of such transaction that it be accounted for as a pooling of interests, then any such provision of this Agreement or the Plan shall be null and void and the Board of Directors shall determine how this Option will be treated upon the Change in Control in a manner that will not preclude a pooling of interests. For purposes of this Section 3(a)(iii), the Board of Director’s determination shall require the unanimous approval of the outside members of the Board of Directors.

(iv) This Option may not be exercised for a fraction of a share.

(b) Method of Exercise.

(i) This Option shall be exercisable from time to time by delivering an Exercise of Stock Option to the Committee in substantially the form of Exhibit A (the “Notice of Exercise”). The Notice of Exercise shall state the number of Shares in respect of which this Option is being exercised and shall contain or be accompanied by such other representations and agreements as to the Optionee’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such Notice of Exercise shall be signed by the Optionee and shall be delivered in person or by certified mail to the Committee. The Notice of Exercise shall be accompanied by payment of the Exercise Price.

(ii) No Shares will be issued pursuant to the exercise of this Option unless such issuance and such exercise shall comply with this Agreement, the Plan and all relevant provisions of law.

(iii) The Company may refrain from delivering or transferring Shares issued hereunder and under the Plan until the Committee has determined that the Optionee has tendered to the Company any federal, state or local tax owed by the Optionee as a result of receipt of this Option, the vesting of this Option, the exercise of this Option or the disposition of any Share in the event that the Company has a legal liability to satisfy such tax.

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(iv) Within a reasonable time or such time as may be permitted by law after the Company receives notice of exercise and full payment for the Shares, the Company shall issue and deliver a certificate representing the Shares acquired as a result of the exercise. The Optionee shall have no rights as a stockholder with respect to any Shares covered by this Option until a certificate representing such Shares is issued to him or her. Once a certificate is issued, the Shares shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 3(a)(ii).

(v) The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any stock certificate for any reason whatsoever.

(c) Number of Shares Exercisable. Each exercise of this Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under this Option, but shall not affect the exercise of any other options granted by the Committee and held by the Optionee.

4. Method of Payment. Payment of the Exercise Price shall be by any of the following:

(a) cash or certified check; or

(b) if authorized by the Committee, by delivery of other Shares having a Fair Market Value on the date of delivery equal to the aggregate Exercise Price of the Shares as to which this Option is being exercised; or

(c) if authorized by the Committee, any combination of the above methods or any other method of payment as may be permitted under applicable law and the Plan.

5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Committee may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Termination of Status as an Employee, Consultant or Non-Employee Director. Except as provided in the Plan and in Sections 7 and 8, if the Optionee ceases to be an Employee, Consultant or Non-Employee Director of the Company and its Subsidiaries, the Optionee may exercise this Option, but only until the earlier of the date (a) this Option expires or (b) three months after the date the Optionee ceases to be an Employee, Consultant or Non-Employee Director, to the extent that the Optionee was entitled to exercise it on the date the Optionee ceased to be an Employee, Consultant or Non-Employee Director, unless the Committee further extends such period in its sole discretion. To the extent that the Optionee was not entitled to exercise this Option on such date, or if the Optionee does not exercise it within the time specified herein, this Option shall terminate. The Committee shall have the authority to determine the date the Optionee ceases to be an Employee, Consultant or Non-Employee Director.

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7. Permanent and Total Disability of the Optionee. Notwithstanding the terms of Section 6, in the event the Optionee is unable to continue to perform Services for the Company or any of its Subsidiaries as a result of the Optionee’s Permanent and Total Disability (and, for ISOs, at the time such Permanent and Total Disability begins, the Optionee was an Employee and had been an Employee since the Date of Grant), this Option shall be immediately and fully vested and the Optionee may exercise this Option in whole or in part, but only until the earlier of the date (a) this Option expires or (b) 12 months from the date of termination of Services due to such Permanent and Total Disability. If the Optionee does not exercise this Option within the time specified herein, this Option shall terminate.

8. Death of the Optionee. Upon the death of the Optionee, this Option shall terminate and be of no further effect; provided, however, notwithstanding the provisions of Section 6, in the event the Optionee’s death occurs during the term of this Option and, at the time of death, the Optionee was an Employee, Consultant or Non-Employee Director (and, for ISOs, at the time of death, the Optionee was an Employee and had been an Employee since the Date of Grant), this Option shall be immediately and fully vested and may be exercised in whole or in part, but only until the earlier of the date (a) this Option expires or (b) 12 months from the date of the Optionee’s death, by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance. If this Option is not exercised within the time specified herein, this Option shall terminate.

9. Transferability of Options. This Option may only be transferred as provided in this Section 9. This Option, to the extent it is not an ISO, may be transferred by the Optionee to, and exercised by, the Optionee’s family members, family trusts, family partnerships or any other similarly situated transferee approved by the Committee in its sole discretion. The vesting and exercisability of this Option shall continue to be based on the employment of the Optionee following the transfer of this Option as if the Optionee continued to hold this Option. In the event the Optionee is terminated, suffers a Permanent and Total Disability or dies, as provided in Sections 6, 7 and 8, respectively (and as provided in the Plan), this Option, when held by the transferee, will be subject to the same restrictions on vesting and exercise as if this Option were held by the Optionee. Notification and approval of all such transfers shall be in a form specified by the Committee. Any determination of the Committee with respect to any transfers of this Option or the vesting or exercise of this Option following transfer shall be final and binding on the Optionee and the transferee. ISOs may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of descent and distribution, and, during the life of the Optionee, this Option is exercisable only by the Optionee.

10. Repurchase of Shares by the Company upon Termination. If the Optionee ceases to be an Employee, Consultant or Non-Employee Director of the Company and its Subsidiaries for any reason, including, without limitation, the Optionee’s voluntary or involuntary termination, death or Permanent and Total Disability, the Company shall have the right to repurchase all or any portion of any Shares issued to the Optionee pursuant to this Option at a price equal to the Fair Market Value determined as of the date of the Employee’s ceasing to be employed by the Company and its Subsidiaries. The Company may exercise its right to

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repurchase any Shares issued under this Option within 90 days after the date on which the Optionee ceases to be an Employee, Consultant or Non-Employee Director of the Company and its Subsidiaries.

11. Preferential Purchase Right. Prior to the Company’s initial public offering of its equity securities pursuant to a registration statement filed and declared effective under the Securities Act , should the Optionee at any time desire to dispose of all or a portion of the Shares issuable pursuant to this Option, the Optionee shall promptly give notice to the Company (the “Disposition Notice”). The Disposition Notice shall set forth all relevant information with respect to the proposed disposition, including the name and address of the prospective acquirer, the purchase price (and any related information that is required by the Company), the number of Shares that are the subject of the disposition and any other terms and conditions of the proposed disposition. The Company shall have the preferential right to acquire such Shares for an amount in cash equivalent to the consideration set forth in the Disposition Notice. If the purchase price set forth in the Disposition Notice is in the form of a promissory note, in lieu of cash, the Company may, at its option, acquire the Shares by issuing a promissory note to the Optionee on the same terms and conditions set forth in the Disposition Notice. If within 15 days the Company and the Optionee are unable to agree on a cash equivalent for any non-cash consideration described in the Disposition Notice, the cash consideration payable by the Company to the Optionee shall be based on the Fair Market Value determined in accordance with this Agreement. The Company shall have 30 days following receipt of the Disposition Notice in which to notify the Optionee whether the Company desires to exercise its preferential right. If the Company does not respond during the applicable period, it shall be deemed to have waived such right and the Optionee shall have the right, subject to compliance with this Agreement and the Plan, to dispose of the Shares stated in the Disposition Notice to the proposed assignee strictly in compliance with the terms of the Disposition Notice for a period of 60 days after the expiration of the preferential right. If, however, the Optionee fails to so dispose of the Shares within such 60-day period, the proposed disposition shall again become subject to the preferential right set forth in this Section 11.

12. Confidentiality and Non-Competition. By accepting this Option and as a condition to the exercise of this Option and the enjoyment of benefits of the Plan, the Optionee agrees:

(a) Confidentiality. During the period that the Optionee provides Services (or the Optionee engages in any other activity with or for the Company or any of its Subsidiaries) and for a two-year period thereafter, the Optionee shall treat and safeguard as confidential and secret all Confidential Information (defined below) received by the Optionee at any time. Without the prior written consent of the Company, except as required by law, the Optionee will not disclose or reveal any Confidential Information to any third party whatsoever or use the same in any manner except in connection with the businesses of the Company and its Subsidiaries. In the event that the Optionee is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose (i) any Confidential Information or (ii) any information relating to his or her opinion, judgment or recommendations concerning the Company or any of its Subsidiaries as developed from the Confidential Information, the Optionee will provide the Company with prompt written notice of any such request or requirement so that the Company may seek an appropriate protective order

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or waive compliance with the provisions contained herein. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Optionee is, in the reasonable opinion of his or her counsel, compelled to disclose Confidential Information, the Optionee shall disclose only that Confidential Information and will exercise his or her best efforts to obtain assurances that confidential treatment will be accorded such Confidential Information.

“Confidential Information” shall mean all knowledge and information pertaining to the business of the Company and its Subsidiaries obtained by the Optionee from any source whatsoever as a result of his or her Services to the Company and/or its Subsidiaries and which is not a matter of public knowledge, including, without limitation, any confidential records, documents, contracts, customer lists, writings, intellectual property, data or other information, whether or not the same is in written or other recorded form. Without limiting the generality of the foregoing, Confidential Information shall be deemed to include any information or knowledge which may now or hereafter be deemed a trade secret of the Company and/or its Subsidiaries or information which relates to the Company’s and/or its Subsidiaries’ personnel; present operations or future planning with respect to suppliers or customers; the contents of any Company or Subsidiary manual, practice or procedure; operating, revenue, expense or other statistics; private or public debt or equity financing or concerning any banking, accounting or financial matters; current or future advertising or promotion plans or programs; applications to or matters pending or under the jurisdiction of any regulatory agency or court, including those that are only threatened; any system, program, procedure or administrative operations, including those pertaining to any matter relative to computer or software operations of any type; the terms under which the Optionee received this Option and the terms of such Option; information of the type mentioned above or of any other type regarding affiliates of the Company and its Subsidiaries; present or future plans for the extension of the present business or the commencement of new business by the Company and/or its Subsidiaries.

(b) Non-Competition. During the period that the Optionee provides Services to the Company or any of its Subsidiaries, and for a one-year period thereafter, the Optionee shall not, without prior written consent of the Committee, do, directly or indirectly, any of the following:

(i) own, manage, control or participate in the ownership, management or control of, or be employed or engaged by or otherwise affiliated or associated with, any other corporation, partnership, proprietorship, firm, association or other business entity, or otherwise engage in any business, conduct or activity, which is in conflict or creates a conflict of interest with his or her duties as an Employee of the Company or which competes with the business of the Company or any of its Subsidiaries (as such business is conducted or then currently planned to be conducted during the term the Optionee provides Services to the Company or any of its Subsidiaries) in the geographical regions in which such business is conducted; provided, however, that the ownership of a maximum of one percent of the outstanding stock of any publicly traded corporation shall not violate this covenant; or

(ii) for the benefit of the Optionee or any third party, employ, solicit for employment or assist in employing or soliciting for employment any present, former or future employee or officer of the Company or any of its Subsidiaries; or

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(iii) for the benefit of the Optionee or any third party, (A) make known to any person, firm, corporation or other entity the names and addresses of any of the customers of the Company or any other information pertaining to such persons or (B) call on, solicit or take away, or attempt to call on, solicit or take away, any of the customers of the Company with whom the Optionee became acquainted during his or her association with the Company.

In the event any court of competent jurisdiction should determine that the foregoing covenant of non-competition and non-solicitation is not enforceable because of the extent of the scope of the limitation, geographical area or the duration thereof, then the Company or any of its Subsidiaries and the Optionee hereby petition such court to modify the foregoing covenant to the extent, but only to the extent, necessary to create a covenant which is enforceable in the opinion of such court, with the intention of the parties being that the Company or any of its Subsidiaries shall be afforded the maximum enforceable covenant of non-competition and non-solicitation which may be available under the circumstances and applicable law.

If the Optionee has an employment or consulting agreement with the Company or any of its Subsidiaries, and such employment or consulting agreement contains restrictive covenants that conflict with the covenants set forth above or are more restrictive than the covenants set forth above, the covenants that are most restrictive and enforceable shall control.

(c) Failure to Comply. The Optionee acknowledges that remedies at law for any breach by him or her of this Section 12 may be inadequate and that the damages resulting from any such breach are not readily susceptible to being measured in monetary terms. Accordingly, the Optionee acknowledges that upon his or her violation of any provision of this Section 12, the Company or any of its Subsidiaries will be entitled to immediate injunctive relief and may obtain an order restraining any threatened or future breach. The Optionee further agrees, subject to the proviso at the end of this sentence, that if he or she violates any provision of this Section 12, the Optionee shall immediately forfeit any rights and benefits under this Agreement and the Plan and shall return to the Company this Option to the extent unexercised; provided, however, that upon violation of this Section 12(b), the forfeiture and return provisions contained in this sentence shall apply only to this Option to the extent it has become exercisable during the one-year period immediately prior to the termination of the Optionee’s Services. Nothing in this Section 12 will be deemed to limit, in any way, the remedies at law or in equity of the Company for a breach by the Optionee of any of the provisions of this Section 12.

(d) Notice. The Optionee agrees to provide written notice of the provisions of this Section 12 to any future employer of the Optionee, and the Company expressly reserves the right to provide such notice to the Optionee’s future employer(s).

(e) Severability. If any provision or part of any provision of this Section 12 is held for any reason to be unenforceable, (i) the remainder of this Section 12 shall nevertheless remain in full force and effect and (ii) such provision or part shall be deemed to be amended in such manner as to render such provision enforceable.

13. Term of Option. This Option may not be exercised after the expiration date, which date is set forth on the first page of this Option.

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14. Subject to Plan. This Option is subject to, and qualified by, all of the terms and conditions of the Plan, and specifically to the powers of the Committee and the Board of Directors to make interpretations of the Plan and of Options granted thereunder and of the Committee and the Board of Directors to alter, amend, suspend or discontinue the Plan subject to the limitations expressed in the Plan. By acceptance of this Option, the Optionee acknowledges receipt of a copy of the Plan, represents that he or she has read the terms and provisions of the Plan and accepts this Option subject to all of the terms and provisions thereof and recognizes and agrees that all determinations, interpretations or other actions respecting the Plan may be made by the Committee and/or the Board of Directors, and that such determinations, interpretations or other actions are final, conclusive and binding upon all interested parties, including the Optionee. In the event of a conflict between this Option and the Plan, the Plan shall control.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles, and in the case of ISOs, Section 422 of the Code and the regulations issued thereunder.

16. Survival. The provisions of Sections 9, 10, 11, 12, 15, 16, 17, 25, 26 and 27 shall survive the exercise of this Option or the termination of this Option for any reason.

17. Public Offering. Optionee acknowledges that, in the event of any public offering of the Stock or other securities of the Company, it may be necessary for the Company to restrict for a period of time (during or following the offering process) the transfer of Shares received under this Option. As requested by the Company, Optionee agrees not to effect any sale, transfer, pledge or other disposal of the Shares received hereby during such time and agrees to execute any “lock-up letter” or similar agreement requested by the Company or its underwriters.

18. No Employment Rights. No provision of this Option or the Plan shall be construed to give the Optionee any right to remain an Employee, Consultant or Non-Employee Director of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company or any of its Subsidiaries to terminate the Optionee’s Services at any time, with or without cause.

19. Entire Agreement. The Plan and this Agreement constitute the entire agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter thereof or hereof.

20. Amendment. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Company and the Optionee.

21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

22. Notices. All notices and other communications hereunder shall be in writing. Any notice or other communication hereunder shall be deemed duly given on the date of personal delivery or two business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the Company at its executive offices and to the Optionee as the Optionee’s name and address appear in the books of the Company.

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23. Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

24. Legends. In the event the Shares issuable pursuant to this Option have not been registered, they may not be sold, pledged, hypothecated or otherwise transferred unless they are registered under the Securities Act of 1933, as amended, and applicable state securities laws or an exemption from such registration is available. A legend will be placed on any certificate evidencing such Shares in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE STATE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER AND/OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER WELL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR APPLICABLE STATE SECURITIES LAWS AND/OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

25. Early Disposition of Stock Subject to ISO. The Optionee understands that if any Shares received under this Option are disposed of within two years after the date of this Agreement or within one year after such Shares were transferred to the Optionee, then the Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the Fair Market Value of the Shares at the time such Shares were delivered to the Optionee less the price paid for the Shares. The Optionee hereby agrees to notify the Committee in writing within ten days after the date of any such disposition and immediately deliver to the Company any amount of federal income tax withholding or other tax required by law. The Optionee understands that if the Optionee disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed at capital gain rates.

26. Qualification as an ISO. The Optionee understands that, subject to the terms of Section 1, this Option is intended to qualify as an “incentive stock option” within the meaning of Section 422(b) of the Code. The Optionee understands, further, that the Exercise Price for the Shares subject to this Option has been set by the Committee at a price that the Committee has determined to be not less than 100% (or, if the Optionee owned at the time of grant more than 10% of the voting securities of the Company or its Subsidiaries, 110%) of the Fair Market Value

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of the Shares on the Date of Grant. The Company believes that the methodology by which the Committee valued the Shares at such time represented a good faith attempt, as defined in the Code, at reaching an accurate appraisal of the Fair Market Value of the Shares. The Optionee understands and acknowledges, however, that the Company shall not be responsible for any additional tax liability incurred by the Optionee in the event that the Internal Revenue Service determines that this Option does not qualify as an incentive stock option, for any reason, including, without limitation, a determination that the Committee’s valuation did not represent a good faith attempt to value the Shares.

27. Special Limitation on ISOs. The aggregate Fair Market Value (determined on the Date of Grant) of the Shares with respect to which ISOs are exercisable for the first time by an individual during any calendar year under this Agreement, and under all other plans maintained by the Optionee’s employer entity and its parent and Subsidiary entities, shall not exceed $100,000. If the aggregate Fair Market Value (determined on the Date of Grant) of the Shares subject to the ISO that first become exercisable in any calendar year and during this period exceeds the limitation of this Section 27, so much of this Option that does not exceed the dollar limit shall be an ISO and the remainder shall be a Nonstatutory Option, but in all other aspects this Agreement shall remain in full force and effect.

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Exhibit A

EXERCISE OF STOCK OPTION

TO:	Stock Option and Compensation Committee of Phone2Networks, Inc.

FROM:	__________________________________, Optionee

RE:	Phone2Networks, Inc. 2000 Stock Option and Restricted Stock Plan

DATE:	______________________

Pursuant to the terms and provisions of the Stock Option Agreement for Incentive Stock Options, dated              (the “Agreement”), executed by me and a duly authorized officer of Phone2Networks, Inc. (the “Company”) in connection with the Phone2Networks, Inc. 2000 Stock Option and Restricted Stock Plan (the “Plan”), I hereby give notice that I elect to exercise today the option (the “Option”) evidenced by the Agreement with respect to shares of the common stock of the Company (the “Option Shares”). Accordingly, I hereby agree to purchase such Option Shares at the price and terms established under the Agreement and the Plan.

I understand that both this Option and any Option Shares purchased upon its exercise are securities, the issuance of which by the Company requires compliance with state and federal securities laws.

With respect to any Option Shares covered by an “incentive stock option” (as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended), I understand that if I sell such Option Shares within one year of this exercise or within two years from the Date of Grant, as defined in the Agreement, I may experience certain adverse federal income tax consequences. I agree to notify the Company in writing within ten days after the date of any such disposition and to immediately deliver to the Company any amount of federal income tax withholding required by law. Additionally, I understand that such Option Shares may not be used in a “swap transaction” to obtain additional Option Shares without incurring taxable income, unless such Option Shares used in the swap transaction have been held by me for two years from the date of the grant and one year from the date of the exercise.

I understand the Company shall not be under any obligation to issue any Option Shares upon the exercise of this Option unless and until the Company has determined that (a) it has taken all actions required to register the Option Shares under the Securities Act of 1933, as amended, or to perfect an exemption from the registration requirements thereof, including, but not limited to, any investment representation, and (b) all other applicable provisions of state and federal law have been satisfied.

I acknowledge that the provisions of Sections 9, 10, 11, 12, 15, 16, 17, 25, 26 and 27 of the Agreement shall survive this exercise of the Option or the termination of the Option for any reason.

I hereby warrant that I am entitled under the Agreement and the Plan to purchase under this Option the number of Option Shares which I have agreed to purchase herein.

Sincerely,

__________________________________________

______________, Optionee

EXHIBIT B

VESTING SCHEDULE

NAME OF OPTIONEE:	__________________________________________

DATE OF GRANT:	__________________________________________

NUMBER OF OPTION SHARES:	__________________________________________

DATE	CUMULATIVE NUMBER OF VESTED SHARES

PHONE2NETWORKS, INC.

STOCK OPTION AGREEMENT FOR NONSTATUTORY STOCK OPTIONS

2000 Stock Option and Restricted Stock Plan

Name of Optionee: ____________________

Date of Grant: _________________

Number of Option Shares: __________________

Vest (Exercise) Date: See Exhibit B

Exercise Price: __________________

Expiration Date: __________________

Vesting Schedule: Subject to the restrictions and conditions in the Plan and this Agreement, 25% of the Shares in the Optionee shall vest on the first year anniversary of the Date of Grant and the remaining 75% of the Shares in the Optionee shall vest at the rate of 3.125% per month on each subsequent monthly anniversary of the Date of Grant such that 100% of all Shares in the Optionee shall be vested on the third anniversary of the Date of Grant. The chart attached hereto as Exhibit B outlines the vesting schedule for Optionee.

PHONE2NET WORKS, INC.

By:
Name:
Title:

The Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan, this Option and the Exercise of Stock Option in their entirety and fully understands all provisions of this Option and the Exercise of Stock Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee and/or Board of Directors upon any questions arising under the Plan.

Dated:	______________________________	_________________________________________________________

		_________________________________________,	Optionee

Until and unless an adjustment is made under Section 9(a) of the Plan, Phone2Networks, Inc., a Delaware corporation (the “Company”), hereby grants to the person whose name is written on the first page hereof (the “Optionee”) an option to purchase the total number of Shares stated on the first page hereof of the Company’s common stock, par value $.01 per share, at the price determined as provided herein, and in all respects subject to the terms and provisions of the 2000 Stock Option and Restricted Stock Plan (the “Plan”) adopted by the Company, which Plan is incorporated herein by reference. Terms that are not defined herein but that are defined in the Plan shall have the same meanings as in the Plan when used herein.

1. Nature of the Option. This Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Code.

2. Exercise Price. The exercise price for each Share is set forth on the first page hereof (the “Exercise Price”).

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the following terms:

(a) Right to Exercise.

(i) Subject to the restrictions and conditions in the Plan and this Stock Option Agreement (this “Agreement”), including Sections 6, 7, 8 and 13 hereof, this Option may be exercised in whole or in part but only as to the number of Shares and within the time intervals set forth in the vesting schedule on the first page hereof and at such times and under such conditions as shall be determined by the Committee, including, without limitation, performance criteria with respect to the Company and/or its Subsidiaries and/or the Optionee.

(ii) Notwithstanding Section 3(a)(i):

(A) In the event of the proposed dissolution or liquidation of the Company, this Option shall terminate as of a date to be fixed by the Committee, provided that no less than 20 days written notice of the date so fixed shall be given to the Optionee and the Optionee shall have the right during such period to exercise his or her Options as to all or any part of the Shares covered hereby.

(B) In the event of a proposed sale of all or substantially all of the assets of the Company or a proposed merger or similar business combination of the Company with or into another entity, pursuant to which at least 50% of the Company’s shareholders immediately prior to such transaction will not be shareholders of the surviving entity immediately following such transaction (such sale, merger or other business combination, collectively, is referred to as a “Change in Control”), then this Option shall become immediately and fully vested and exercisable in whole or in part unless the Board of Directors determines, in its sole discretion, that cash, substitute options, restricted stock or other securities of similar value or rights, as applicable, will be granted in substitution for such vested and unvested Option as part of such Change in Control, in which case no acceleration shall take place; provided, however, the Committee shall give the Optionee at least 20 days prior written notice of any such transaction in order to enable the Optionee to exercise the exercisable portion, if any, of this Option. Upon receipt of any cash or substitute securities described above or effective on the date specified in such notice, this Option (whether or not then exercisable) shall immediately terminate and be of no further force or effect.

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(C) The Committee shall also have the power and right to accelerate the exercisability of this Option, notwithstanding any limitations in this Agreement or the Plan, in the event of a Change in Control, other business combination or dissolution or liquidation of the Company.

(iii) In the event it is determined by the Board of Directors, upon receipt of a written opinion of the Company’s independent public accountants, that the enforcement of any provision of this Agreement or the Plan, including, but not limited to, Section 3(a)(ii), which allows for the acceleration of vesting of this Option in connection with a Change in Control, would preclude accounting for any proposed Change in Control or other business combination as a pooling of interests, and the Board of Directors otherwise desires to approve such proposed business transaction which requires as a condition to the closing of such transaction that it be accounted for as a pooling of interests, then any such provision of this Agreement or the Plan shall be null and void and the Board of Directors shall determine how this Option will be treated upon the Change in Control in a manner that will not preclude a pooling of interests. For purposes of this Section 3(a)(iii), the Board of Director’s determination shall require the unanimous approval of the outside members of the Board of Directors.

(iv) This Option may not be exercised for a fraction of a share.

(b) Method of Exercise.

(i) This Option shall be exercisable from time to time by delivering an Exercise of Stock Option to the Committee in substantially the form of Exhibit A (the “Notice of Exercise”). The Notice of Exercise shall state the number of Shares in respect of which this Option is being exercised and shall contain or be accompanied by such other representations and agreements as to the Optionee’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such Notice of Exercise shall be signed by the Optionee and shall be delivered in person or by certified mail to the Committee. The Notice of Exercise shall be accompanied by payment of the Exercise Price.

(ii) No Shares will be issued pursuant to the exercise of this Option unless such issuance and such exercise shall comply with this Agreement, the Plan and all relevant provisions of law.

(iii) The Company may refrain from delivering or transferring Shares issued hereunder and under the Plan until the Committee has determined that the Optionee has tendered to the Company any federal, state or local tax owed by the Optionee as a result of receipt of this Option, the vesting of this Option, the exercise of this Option or the disposition of any Share in the event that the Company has a legal liability to satisfy such tax.

(iv) Within a reasonable time or such time as may be permitted by law after the Company receives notice of exercise and full payment for the Shares, the Company shall issue and deliver a certificate representing the Shares acquired as a result of the exercise. The Optionee shall have no rights as a shareholder with respect to any Shares covered by this

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Option until a certificate representing such Shares is issued to him or her. Once a certificate is issued, the Shares shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 3(a)(ii).

(v) The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any stock certificate for any reason whatsoever.

(c) Number of Shares Exercisable. Each exercise of this Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under this Option, but shall not affect the exercise of any other options granted by the Committee and held by the Optionee.

4. Method of Payment. Payment of the Exercise Price shall be by any of the following:

(a) cash or certified check; or

(b) if authorized by the Committee, by delivery of other Shares having a Fair Market Value on the date of delivery equal to the aggregate Exercise Price of the Shares as to which this Option is being exercised; or

(c) if authorized by the Committee, any combination of the above methods or any other method of payment as may be permitted under applicable law and the Plan.

5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Committee may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Termination of Status as an Employee, Consultant or Non-Employee Director. Except as provided in the Plan and in Sections 7 and 8, if the Optionee ceases to be an Employee, Consultant or Non-Employee Director of the Company and its Subsidiaries, the Optionee may exercise this Option, but only until the earlier of the date (a) this Option expires or (b) six months after the date the Optionee ceases to be an Employee, Consultant or Non-Employee Director, to the extent that the Optionee was entitled to exercise it on the date the Optionee ceased to be an Employee, Consultant or Non-Employee Director, unless the Committee further extends such period in its sole discretion. To the extent that the Optionee was not entitled to exercise this Option on such date, or if the Optionee does not exercise it within the time specified herein, this Option shall terminate. The Committee shall have the authority to determine the date the Optionee ceases to be an Employee, Consultant or Non-Employee Director.

7. Permanent and Total Disability of the Optionee. Notwithstanding the terms of Section 6, in the event the Optionee is unable to continue to perform Services for the Company

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or any of its Subsidiaries as a result of the Optionee’s Permanent and Total Disability, this Option shall be immediately and fully vested and the Optionee may exercise this Option in whole or in part, but only until the earlier of the date (a) this Option expires or (b) 12 months from the date of termination of Services due to such Permanent and Total Disability. If the Optionee does not exercise this Option within the time specified herein, this Option shall terminate.

8. Death of the Optionee. Upon the death of the Optionee, this Option shall terminate and be of no further effect; provided, however, notwithstanding the provisions of Section 6, in the event the Optionee’s death occurs during the term of this Option and, at the time of death, the Optionee was an Employee, Consultant or Non-Employee Director, this Option shall be immediately and fully vested and may be exercised in whole or in part, but only until the earlier of the date (a) this Option expires or (b) 12 months from the date of the Optionee’s death, by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance. If this Option is not exercised within the time specified herein, this Option shall terminate.

9. Transferability of Options. This Option may only be transferred as provided in this Section 9. This Option may be transferred by the Optionee to, and exercised by, the Optionee’s family members, family trusts, family partnerships or any other similarly situated transferee approved by the Committee in its sole discretion. The vesting and exercisability of this Option shall continue to be based on the employment of the Optionee following the transfer of this Option as if the Optionee continued to hold this Option. In the event the Optionee is terminated, suffers a Permanent and Total Disability or dies, as provided in Sections 6, 7 and 8, respectively (and as provided in the Plan), this Option, when held by the transferee, will be subject to the same restrictions on vesting and exercise as if this Option were held by the Optionee. Notification and approval of all such transfers shall be in a form specified by the Committee. Any determination of the Committee with respect to any transfers of this Option or the vesting or exercise of this Option following transfer shall be final and binding on the Optionee and the transferee.

10. Repurchase of Shares by the Company upon Termination. If the Optionee ceases to be an Employee, Consultant or Non-Employee Director of the Company and its Subsidiaries for any reason, including, without limitation, the Optionee’s voluntary or involuntary termination, death or Permanent and Total Disability, the Company shall have the right to repurchase all or any portion of any Shares issued to the Optionee pursuant to this Option at a price equal to the Fair Market Value determined as of the date of the Employee’s ceasing to be employed by the Company and its Subsidiaries. The Company may exercise its right to repurchase any Shares issued under this Option within 90 days after the date on which the Optionee ceases to be an Employee, Consultant or Non-Employee Director of the Company and its Subsidiaries.

11. Preferential Purchase Right. Prior to the Company’s initial public offering of its equity securities pursuant to a registration statement filed and declared effective by the Securities Act, should the Optionee at any time desire to dispose of all or a portion of the Shares issuable pursuant to this Option, the Optionee shall promptly give notice to the Company (the “Disposition Notice”). The Disposition Notice shall set forth all relevant information with

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respect to the proposed disposition, including the name and address of the prospective acquiror, the purchase price (and any related information that is required by the Company), the number of Shares that are the subject of the disposition and any other terms and conditions of the proposed disposition. The Company shall have the preferential right to acquire such Shares for an amount in cash equivalent to the consideration set forth in the Disposition Notice. If the purchase price set forth in the Disposition Notice is in the form of a promissory note, in lieu of cash, the Company may, at its option, acquire the Shares by issuing a promissory note to the Optionee on the same terms and conditions set forth in the Disposition Notice. If within 15 days the Company and the Optionee are unable to agree on a cash equivalent for any non-cash consideration described in the Disposition Notice, the cash consideration payable by the Company to the Optionee shall be based on the Fair Market Value determined in accordance with this Agreement. The Company shall have 30 days following receipt of the Disposition Notice in which to notify the Optionee whether the Company desires to exercise its preferential right. If the Company does not respond during the applicable period, it shall be deemed to have waived such right and the Optionee shall have the right, subject to compliance with this Agreement and the Plan, to dispose of the Shares stated. in the Disposition Notice to the proposed assignee strictly in compliance with the terms of the Disposition Notice for a period of 60 days after the expiration of the preferential right. If, however, the Optionee fails to so dispose of the Shares within such 60-day period, the proposed disposition shall again become subject to the preferential right set forth in this Section 11.

12. Confidentiality and Non-Competition. By accepting this Option and as a condition to the exercise of this Option and the enjoyment of benefits of the Plan, the Optionee agrees:

(a) Confidentiality. During the period that the Optionee provides Services (or the Optionee engages in any other activity with or for the Company or any of its Subsidiaries) and for a two-year period thereafter, the Optionee shall treat and safeguard as confidential and secret all Confidential Information (defined below) received by the Optionee at any time. Without the prior written consent of the Company, except as required by law, the Optionee will not disclose or reveal any Confidential Information to any third party whatsoever or use the same in any manner except in connection with the businesses of the Company and its Subsidiaries. In the event that the Optionee is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose (i) any Confidential Information or (ii) any information relating to his or her opinion, judgment or recommendations concerning the Company or any of its Subsidiaries as developed from the Confidential Information, the Optionee will provide the Company with prompt written notice of any such request or requirement so that the Company may seek an appropriate protective order or waive compliance with the provisions contained herein. If, failing the entry of a protective order or the receipt of a waiver hereunder, the Optionee is, in the reasonable opinion of his or her counsel, compelled to disclose Confidential Information, the Optionee shall disclose only that Confidential Information and will exercise his or her best efforts to obtain assurances that confidential treatment will be accorded such Confidential Information.

“Confidential Information” shall mean all knowledge and information pertaining to the business of the Company and its Subsidiaries obtained by the Optionee from any source whatsoever as a result of his or her Services to the Company and/or its Subsidiaries and which is not a matter of

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public knowledge, including, without limitation, any confidential records, documents, contracts, customer lists, writings, intellectual property, data or other information, whether or not the same is in written or other recorded form. Without limiting the generality of the foregoing, Confidential Information shall be deemed to include any information or knowledge which may now or hereafter be deemed a trade secret of the Company and/or its Subsidiaries or information which relates to the Company’s and/or its Subsidiaries’ personnel; present operations or future planning with respect to suppliers or customers; the contents of any Company or Subsidiary manual, practice or procedure; operating, revenue, expense or other statistics; private or public debt or equity financing or concerning any banking, accounting or financial matters; current or future advertising or promotion plans or programs; applications to or matters pending or under the jurisdiction of any regulatory agency or court, including those that are only threatened; any system, program, procedure or administrative operations, including those pertaining to any matter relative to computer or software operations of any type; the terms under which the Optionee received this Option and the terms of such Option; information of the type mentioned above or of any other type regarding affiliates of the Company and its Subsidiaries; present or future plans for the extension of the present business or the commencement of new business by the Company and/or its Subsidiaries.

(b) Non-Competition. During the period that the Optionee provides Services to the Company or any of its Subsidiaries, and for a one-year period thereafter, the Optionee shall not, without prior written consent of the Committee, do, directly or indirectly, any of the following:

(i) own, manage, control or participate in the ownership, management or control of, or be employed or engaged by or otherwise affiliated or associated with, any other corporation, partnership, proprietorship, firm, association or other business entity, or otherwise engage in any business, conduct or activity, which is in conflict or creates a conflict of interest with his or her duties as an Employee of the Company or which competes with the business of the Company or any of its Subsidiaries (as such business is conducted or then currently planned to be conducted during the term the Optionee provides Services to the Company or any of its Subsidiaries) in the geographical regions in which such business is conducted; provided, however, that the ownership of a maximum of one percent of the outstanding stock of any publicly traded corporation shall not violate this covenant; or

(ii) for the benefit of the Optionee or any third party, employ, solicit for employment or assist in employing or soliciting for employment any present, former or future employee or officer of the Company or any of its Subsidiaries; or

(iii) for the benefit of the Optionee or any third party, (A) make known to any person, firm, corporation or other entity the names and addresses of any of the customers of the Company or any other information pertaining to such persons or (B) call on, solicit or take away, or attempt to call on, solicit or take away, any of the customers of the Company with whom the Optionee became acquainted during his or her association with the Company.

In the event any court of competent jurisdiction should determine that the foregoing covenant of non-competition and non-solicitation is not enforceable because of the extent of the scope of the limitation, geographical area or the duration thereof, then the Company or any of its Subsidiaries

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and the Optionee hereby petition such court to modify the foregoing covenant to the extent, but only to the extent, necessary to create a covenant which is enforceable in the opinion of such court, with the intention of the parties being that the Company or any of its Subsidiaries shall be afforded the maximum enforceable covenant of non-competition and non-solicitation which may be available under the circumstances and applicable law.

If the Optionee has an employment or consulting agreement with the Company or any of its Subsidiaries, and such employment or consulting agreement contains restrictive covenants that conflict with the covenants set forth above or are more restrictive than the covenants set forth above, the covenants that are most restrictive and enforceable shall control.

(c) Failure to Comply. The Optionee acknowledges that remedies at law for any breach by him or her of this Section 12 may be inadequate and that the damages resulting from any such breach are not readily susceptible to being measured in monetary terms. Accordingly, the Optionee acknowledges that upon his or her violation of any provision of this Section 12, the Company or any of its Subsidiaries will be entitled to immediate injunctive relief and may obtain an order restraining any threatened or future breach. The Optionee further agrees, subject to the proviso at the end of this sentence, that if he or she violates any provision of this Section 12, the Optionee shall immediately forfeit any rights and benefits under this Agreement and the Plan and shall return to the Company this Option to the extent unexercised; provided, however, that upon violation of this Section 12(b), the forfeiture and return provisions contained in this sentence shall apply only to this Option to the extent it has become exercisable during the one-year period immediately prior to the termination of the Optionee’s Services. Nothing in this Section 12 will be deemed to limit, in any way, the remedies at law or in equity of the Company for a breach by the Optionee of any of the provisions of this Section 12.

(d) Notice. The Optionee agrees to provide written notice of the provisions of this Section 12 to any future employer of the Optionee, and the Company expressly reserves the right to provide such notice to the Optionee’s future employer(s).

(e) Severability. If any provision or part of any provision of this Section 12 is held for any reason to be unenforceable, (i) the remainder of this Section 12 shall nevertheless remain in full force and effect and (ii) such provision or part shall be deemed to be amended in such manner as to render such provision enforceable.

13. Term of Option. This Option may not be exercised after the expiration date, which date is set forth on the first page of this Option.

14. Subject to Plan. This Option is subject to, and qualified by, all of the terms and conditions of the Plan, and specifically to the powers of the Committee and the Board of Directors to make interpretations of the Plan and of Options granted thereunder and of the Committee and the Board of Directors to alter, amend, suspend or discontinue the Plan subject to the limitations expressed in the Plan. By acceptance of this Option, the Optionee acknowledges receipt of a copy of the Plan, represents that he or she has read the terms and provisions of the Plan and accepts this Option subject to all of the terms and provisions thereof and recognizes and agrees that all determinations, interpretations or other actions respecting the Plan may be made by the Committee and/or the Board of Directors, and that such determinations, interpretations or other actions are final, conclusive and binding upon all interested parties, including the Optionee. In the event of a conflict between this Option and the Plan, the Plan shall control.

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15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles.

16. Survival. The provisions of Sections 9, 10, 11, 12, 15, 16 and 17 shall survive the exercise of this Option or the termination of this Option for any reason.

17. Public Offering. Optionee acknowledges that, in the event of any public offering of the Stock or other securities of the Company, it may be necessary for the Company to restrict for a period of time (during or following the offering process) the transfer of Shares received under this Option. As requested by the Company, Optionee agrees not to effect any sale, transfer, pledge or other disposal of the Shares received hereby during such time and agrees to execute any “lock-up letter” or similar agreement requested by the Company or its underwriters.

18. No Employment Rights. No provision of this Option or the Plan shall be construed to give the Optionee any right to remain an Employee, Consultant or Non-Employee Director of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company or any of its Subsidiaries to terminate the Optionee’s Services at any time, with or without cause.

19. Entire Agreement. The Plan and this Agreement constitute the entire agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter thereof or hereof.

20. Amendment. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Company and the Optionee.

21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

22. Notices. All notices and other communications hereunder shall be in writing. Any notice or other communication hereunder shall be deemed duly given on the date of personal delivery or two business clays after it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the Company at its executive offices and to the Optionee as the Optionee’s name and address appear in the books of the Company.

23. Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

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24. Legends. In the event the Shares issuable pursuant to this Option have not been registered, they may not be sold, pledged, hypothecated or otherwise transferred unless they are registered under the Securities Act of 1933, as amended, and applicable state securities laws or an exemption from such registration is available. A legend will be placed on any certificate evidencing such Shares in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE STATE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER AND/OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR APPLICABLE STATE SECURITIES LAWS AND/OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

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EXHIBIT A

EXERCISE OF STOCK OPTION

TO:	Stock Option and Compensation Committee of Phone2Networks, Inc.

FROM:	__________________________________, Optionee

RE:	Phone2Networks, Inc. 2000 Stock Option and Restricted Stock Plan

DATE:	______________________

Pursuant to the terms and provisions of the Stock Option Agreement for Nonstatutory Stock Options, dated              (the “Agreement”), executed by me and a duly authorized officer of Phone2Networks, Inc. (the “Company”) in connection with the Phone2Networks, Inc. 2000 Stock Option and Restricted Stock Plan (the “Plan”), I hereby give notice that I elect to exercise today the option (the “Option”) evidenced by the Agreement with respect to              shares of the common stock of the Company (the “Option Shares”). Accordingly, I hereby agree to purchase such Option Shares at the price and terms established under the Agreement and the Plan.

I understand that both this Option and any Option Shares purchased upon its exercise are securities, the issuance of which by the Company requires compliance with state and federal securities laws.

I understand the Company shall not be under any obligation to issue any Option Shares upon the exercise of this Option unless and until the Company has determined that (a) it has taken all actions required to register the Option Shares under the Securities Act of 1933, as amended, or to perfect an exemption from the registration requirements thereof, including, but not limited to, any investment representation, and (b) all other applicable provisions of state and federal law have been satisfied.

I acknowledge that the provisions of Sections 9, 10, 11, 12, 15, 16 and 17 of the Agreement shall survive this exercise of the Option or the termination of the Option for any reason.

I hereby warrant that I am entitled under the Agreement and the Plan to purchase under this Option the number of Option Shares which I have agreed to purchase herein.

Sincerely,

__________________________________________

______________, Optionee

EXHIBIT B

VESTING SCHEDULE

NAME OF OPTIONEE:	__________________________________________

DATE OF GRANT:	__________________________________________

NUMBER OF OPTION SHARES:	__________________________________________

DATE	CUMULATIVE NUMBER OF VESTED SHARES